     As filed with the Securities and Exchange Commission on June 22, 2001
                                      1933 Act Registration No. 333-_______

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ___        [ ]  Post-Effective Amendment No. ___

                             (Check Appropriate Box)
--------------------------------------------------------------------------------
                                MPAM FUNDS TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Jeff Prusnofsky, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Donald W. Smith, Esq.
                           Jennifer R. Gonzalez, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective under the Securities Act of 1933.

It is proposed that this filing will become effective on July 23, 2001, pursuant to Rule 488.

Title of securities being registered: MPAM class and Investor class shares of beneficial interest in the series of the Registrant designated as MPAM Bond Fund.

An indefinite number of Registrant's shares of beneficial interest, par value $.001 per share, has been registered pursuant to Rule 24(f) under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                                MPAM FUNDS TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:


o     Cover Sheet

o     Contents of Registration Statement

o     Letter to Shareholders

o     Notice of Special Meeting of Shareholders

o     Part A - Prospectus/Proxy Statement

o     Part B - Statement of Additional Information

o     Part C - Other Information

o     Signature Pages

o     Exhibits

                         THE DREYFUS/LAUREL FUNDS, INC.
                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND

                                 200 Park Avenue
                            New York, New York 10166


Dear Shareholder:

                  As a shareholder of the Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

                  The Company's Board of Directors (the "Board") has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by MPAM Advisers, a division of The Dreyfus Corporation, that has a similar expense ratio ure, performance record and shareholder base, the same investment objective and substantially similar management policies as the Fund, and that has two co-primary portfolio managers, one of whom is the Fund's primary portfolio manager. Based on the similarities of the funds, the Board believes that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs. It is proposed that this exchange take place with the MPAM Bond Fund (the "Acquiring Fund"), a series of the MPAM Funds Trust.

                  Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume the stated liabilities of the Fund. Holders of Investor class shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such Investor class shares) shares of the Investor class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. Holders of Restricted class shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such Restricted class shares) shares of the MPAM class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction (collectively referred to as the "Exchange"). The Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.
                  Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

                  Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

                  THE BOARD RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

                  If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                    Sincerely,


                                    Stephen E. Canter,
                                    President

July 16, 2001

                         THE DREYFUS/LAUREL FUNDS, INC.
                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND

                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ---------------------------



To the Shareholders:

                  A Special Meeting of Shareholders of Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, September 25, 2001 at 10:30 a.m. for the following purposes:

                  1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to MPAM Bond Fund, a series of the MPAM Funds Trust (the "Acquiring Fund"), in exchange (the "Exchange") for shares of the Investor class and MPAM class of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund's Investor class shares received in the Exchange will be distributed by the Fund to its Investor class shareholders, and the Acquiring Fund's MPAM class shares received in the Exchange will be distributed by the Fund to its Restricted class shareholders, all in liquidation of the Fund. Thereafter, the Fund will be terminated as a series of the Company; and

                  2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

                  Shareholders of record at the close of business on July 9, 2001 will be entitled to receive notice of and to vote at the meeting.

                                   By Order of the Board of Directors



                                   Steven F. Newman,
                                   Secretary

New York, New York
July 16, 2001



================================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
                                               -----------

         A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
================================================================================

                         THE DREYFUS/LAUREL FUNDS, INC.
                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND

                                 200 Park Avenue
                            New York, New York 10166
                                ( 800 ) 645-6561

                                  July 16, 2001

                          ACQUISITION OF THE ASSETS OF

                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND

            BY AND IN EXCHANGE FOR INVESTOR SHARES AND MPAM SHARES OF

                                 MPAM BOND FUND

                           PROSPECTUS/PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 25, 2001

                  This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") on behalf of its series, Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Tuesday, September 25, 2001 at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 9, 2001 are entitled to receive notice of and to vote at the Meeting.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                  Under the terms of the proposal, MPAM Bond Fund (the "Acquiring Fund"), a series of the MPAM Funds Trust (the "Trust"), would acquire all of the assets and assume the liabilities of the Fund. Holders of Investor class shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such Investor class shares) shares of the Investor class of the Acquiring Fund ("Investor Shares") with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. Holders of Restricted class shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such Restricted class shares) shares of the MPAM class of the Acquiring Fund ("MPAM Shares") with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction. The collective transaction is referred to as the "Exchange", and its submission to Fund shareholders for approval at the Meeting is referred to as the "Proposal".


                  This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

                  A Statement of Additional Information ("SAI") dated July 16, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

                  The Fund and the Acquiring Fund are series of open-end, management investment companies advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM Advisers, a division of Dreyfus. They also have the same investment objective and substantially similar management policies, and the primary portfolio manager of the Fund is one of two co-primary portfolio managers of the Acquiring Fund. The Fund is a separate series of the Company and the Acquiring Fund is a separate series of the Trust. The substantive differences between the Fund and the Acquiring Fund are set forth herein.

                  The Acquiring Fund's Prospectus dated July 11, 2001 (the "Acquiring Fund Prospectus"), and the Acquiring Fund's Semi-Annual Report for the period ended February 28, 2001, each accompany this Prospectus/Proxy Statement and are incorporated by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MARCH 1, 2001 (THE "FUND PROSPECTUS"), THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2001, WRITE TO THE FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-645-6561.


                  Shareholders are entitled to one vote for each share of common stock of the Fund, par value $0.001 per share, held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of June 29, 2001, there were ____ Fund shares issued and outstanding.

                  Proxy materials will be mailed to shareholders of record on or about August 1, 2001.

                                TABLE OF CONTENTS

Summary........................................................................5

Reasons for the Exchange......................................................20

Information about the Exchange................................................20

Additional Information about the Acquiring Fund and Fund......................24

Voting Information............................................................24

Financial Statements and Experts..............................................27

Other Matters.................................................................27

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees........27

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

                                     SUMMARY

                  This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

                  PROPOSED TRANSACTION. The Company's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume the stated liabilities of the Fund. Holders of Investor class shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for their Investor class shares of the Fund) Investor Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the Exchange. Holders of Restricted class shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for their Restricted class shares of the Fund) MPAM Shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the Exchange. Thereafter, the Fund will be terminated as a series of the Company.

                  As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

                  The Company's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

                  TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes: (a) the Fund's shareholders will recognize no gain or loss as a direct result of the Exchange; (b) the holding period and aggregate tax basis of the Acquiring Fund's shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares; and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

                  COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund Prospectus and Acquiring Fund Prospectus, which are incorporated herein by reference.

                  GOAL/APPROACH. The Fund and the Acquiring Fund have the same investment goals. Each seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the Fund and the Acquiring Fund each actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities. The respective portfolios of the Fund and Acquiring Fund may include various types of debt securities, including: U.S. government and agency bonds, corporate bonds, mortgage-related securities, and foreign corporate and government bonds (up to 20% of total assets). The Fund and Acquiring Fund's investments in debt securities must be investment grade (or deemed of comparable quality by the investment adviser). Investment grade bonds are those bonds rated "BBB" or "Baa" or above by a nationally recognized rating agency. Although the Fund and Acquiring Fund may invest in individual debt securities of any maturity, the Fund's dollar-weighted average maturity is generally between three and ten years, whereas the Acquiring Fund's effective duration will not exceed eight years. Average maturity is the average of the stated maturities of the securities held by the Fund, based on their dollar-weighted proportions in the Fund. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. In calculating effective duration, the Acquiring Fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. Generally, the longer a bond's duration or maturity, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. As of April 30, 2001, the respective dollar weighted average maturities of the Fund and Acquiring Fund were 8.97 years and 7.95 years, and their respective effective durations were
4.6 years and 4.6 years.

                  The Fund and the Acquiring Fund both use a disciplined process to select securities and manage risk. The investment adviser chooses securities for both funds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

                  There are some differences in the policies that the Fund and the Acquiring Fund have regarding the purchase of municipal securities. The Fund is permitted to purchase municipal securities, including municipal bonds, municipal commercial paper and other municipal obligations, whereas the Acquiring Fund is not permitted to purchase any municipal securities. During the 12-month period ended April 30, 2001, the Fund did not invest in municipal securities.

                  In all other material respects, the management policies of the Fund and the Acquiring Fund are the same. For a more complete discussion of the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund Prospectus and the Acquiring Fund Prospectus, respectively.

                  The Fund is a separate diversified portfolio of the Company. The Company is an open-end management investment company incorporated in the State of Maryland. The Acquiring Fund is a separate diversified portfolio of the Trust. The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts.

                  MAIN RISKS. The risks associated with an investment in the Fund and Acquiring Fund are substantially similar and include interest rate, credit, market, illiquidity, prepayment and extension, and foreign securities risks. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money. The Fund and the Acquiring Fund's main risks are discussed below:

          o INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the fund's maturity and duration, the more its share price is likely to react to interest rates.

          o CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

          o MARKET RISK. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors.

          o ILLIQUIDITY. When there is no active trading market for specific types of securities, it can become more difficult to sell an issue. In such a market, the value of such securities and the fund's share price may fall dramatically.

          o PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgages underlying mortgage pass-through securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the fund's maturity may lengthen due to a drop in mortgage prepayments and due to the reduced likelihood that callable bonds will be redeemed by the issuer prior to maturity. This would increase the fund's sensitivity to rising rates and its potential for price declines.

          o FOREIGN RISKS. The price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency rates and less liquid markets for such securities.

                  The Fund and the Acquiring Fund may invest some or all of its assets in money market instruments. Although the Fund and the Acquiring Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, each fund may not achieve its investment objective. While some of the Fund and the Acquiring Fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to the shares of the fund itself. The Fund and the Acquiring Fund each are subject to other potential risks, including investments in:

commercial mortgage-backed securities; derivative instruments, including futures, options, and certain mortgage-related securities; and active trading.

                  There are some differences in the duration and maturity risk of the funds. The Fund's dollar-weighted average maturity generally ranges between three and ten years, while the Acquiring Fund's effective duration generally will not exceed eight years. To the extent a fund maintains a longer average maturity or duration, it is subject to greater potential interest rate fluctuations and increased risk/return potential.

                  See "Main Risks" in the Prospectuses of the Fund and the Acquiring Fund for a more complete description of investment risks.

                  CAPITALIZATION. Each fund has two classes of shares. Investor shares of the Fund are offered to any investor. Restricted shares of the Fund are sold primarily to financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who hold shares of the Fund distributed to them by virtue of such account or relationship. The Acquiring Fund offers MPAM Shares and Investor Shares. MPAM Shares of the Acquiring Fund generally are offered only to Mellon Private Asset ManagementSM (MPAM)1 clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates ("MPAM Clients"), including such clients who are holders of the Restricted shares of the Fund and who will receive MPAM Shares in the Exchange. Investor Shares of the Acquiring Fund generally are offered only to: (1) MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold shares of the Acquiring Fund, and individuals or entities who are not MPAM Clients and who receive a transfer of Acquiring Fund shares from an MPAM Client; and (2) holders of Investor shares of the Fund, who will receive Investor Shares in the Exchange. Current holders of the Fund's Restricted class of shares who are not MPAM Clients will receive MPAM Shares of the Acquiring Fund in the Exchange and


--------
1 Mellon Private Asset Management is a registered service mark of Mellon Financial Corporation ("Mellon") and refers to Mellon's business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company, and other bank and trust company subsidiaries of Mellon.

would be permitted to purchase additional MPAM Shares. Currently, a majority of the shares of the Fund and the Acquiring Fund are held by MPAM Clients.

                  The following tables set forth as of February 28, 2001 (1) the capitalization of the respective Fund classes, (2) the capitalization of the respective Acquiring Fund classes, and (3) the pro forma capitalization of the respective class of shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

INVESTOR SHARES
---------------

                                                                Pro Forma After
                                                              Exchange Acquiring
                          Fund               Acquiring           Fund Investor
                     Investor Shares    Fund Investor Shares        Shares
                     ---------------    --------------------        -------

Total net assets     $7,791,014             $    0                $7,791,014

Net asset value
per share                $12.31                 N/A                   $12.97

Shares
outstanding             632,876                  0                   600,671


RESTRICTED/MPAM SHARES
----------------------

                                                                          Pro Forma After
                                                                        Exchange Acquiring
                            Fund                   Acquiring                   Fund
                       Restricted Shares         Fund MPAM Shares          MPAM Shares
                       -----------------         ----------------          -----------

Total net assets       $290,423,680               $647,249,663             $937,673,343

Net asset value
  per share                  $12.31                     $12.97                   $12.97

Shares                   23,592,031                 49,897,304               72,288,815
outstanding

                  SALES CHARGES. Shares of the Fund and Acquiring Fund are sold at net asset value without a sales charge (load).

         FEES AND EXPENSES. The management fees, relevant plan fees, and other expenses of the Fund and Acquiring Fund differ. The Fund's and the Acquiring Fund's annual operating expenses are paid out of their respective assets, so the effect of those expenses is reflected in the share price.

         Shares of both classes of the Fund are subject to an annual management fee of 0.55% of the value of the average daily net assets of the respective class. Unlike the arrangements between most investment advisers and their funds, the investment adviser pays for all expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses. Investor class shares of the Fund also are subject to a Rule 12b-1 Plan fee of 0.25% of the value of the average daily net assets of that class, which is paid for distribution and shareholder services with respect to that class. The Fund's Restricted class shares are not subject to a Rule 12b-1 fee.

         MPAM Shares and Investor Shares of the Acquiring Fund are subject to an annual investment advisory fee of 0.40% of the value of the average daily net assets of the respective class and an administration fee, payable to Mellon Bank, estimated to be 0.146% of the value of the average daily net assets of the respective class for the current fiscal year. For this fee, Mellon Bank provides or arranges for the provision of fund accounting, transfer agency and certain other fund administrative services. The Acquiring Fund also pays for miscellaneous items such as custody of fund assets, professional services and Trustee fees. In addition, Investor Shares of the Acquiring Fund are subject to a Shareholder Services Plan fee of 0.25% of the value of the average daily net assets attributable to Investor Shares, which is paid for shareholder services with respect to that class. The Acquiring Fund's MPAM Shares are not subject to a Shareholder Services Plan fee. Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003, so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown in the tables below.

         The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended October 31, 2000 for the Fund and are estimated based on the fiscal period October 2, 2000 (commencement of operations) through

February 28, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of the Fund and Acquiring Fund as of February 28, 2001. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

INVESTOR SHARES
---------------
ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                                           Pro Forma After
                                                                              Exchange
                                  Fund             Acquiring Fund          Acquiring Fund
                            Investor Shares       Investor Shares          Investor Shares
                            ---------------       ---------------          ---------------

Management fees                   0.55%                0.40%                     0.40%

Rule 12b-1 fee                    0.25%                None                      None

Shareholder                       None                 0.25%                     0.25%
services fee

Other expenses                    0.00%                0.19%                     0.19%

Total Annual
Fund Operating
Expenses                          0.80%                0.84%                     0.84%
--------------

Less: Fee
waiver and/or
expense
reimbursement                     None                 0.03%*                    0.04%**

Net Operating                     0.80%                0.81%*                    0.80%**
Expenses

--------------------------------------------------------------------------------
* Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003, so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown above.

** Mellon Bank has agreed contractually to further cap the expenses of the Acquiring Fund's Investor Shares and MPAM Shares at 0.80% and 0.55%, respectively, from the time that the Exchange is consummated through September 30, 2003.

RESTRICTED/MPAM SHARES
----------------------

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                                           Pro Forma After
                                                                              Exchange
                                  Fund             Acquiring Fund          Acquiring Fund
                           Restricted Shares        MPAM Shares              MPAM Shares
                           -----------------        -----------              -----------

Management fees                 0.55%                   0.40%                    0.40%

Rule 12b-1 fee                  None                    None                     None

Shareholder                     None                    None                     None
services fee

Other expenses                  0.00%                   0.19%                    0.19%

Total Annual
Fund Operating                  0.55%                   0.59%                    0.59%
Expenses
--------------
Less: Fee
waiver and/or
expense
reimbursement                   None                    0.03%*                   0.04%**

Net Operating                   0.55%                   0.56%*                   0.55%**
Expenses
--------------


--------------------
* Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses (excluding shareholder services fees) through September 30, 2003, so that the total annual operating expenses of the Acquiring Fund are limited to the net expenses of the Acquiring Fund, as shown above.

**       Mellon Bank has agreed contractually to further cap the expenses of the
Acquiring Fund's Investor Shares and MPAM Shares at 0.80% and 0.55%, respectively, from the time that the Exchange is consummated through September 30, 2003.

EXPENSE EXAMPLE

                  This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses:
$10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year numbers below are based on Net Operating Expenses. The longer-term numbers are based on Total Annual Fund Operating Expenses.




                                           Acquiring Fund                                 Acquiring Fund
                             Acquiring       Pro Forma                     Acquiring         Pro Forma
                 Fund          Fund        After Exchange      Fund          Fund         After Exchange
              Restricted       MPAM             MPAM         Investor      Investor          Investor
                Shares        Shares           Shares         Shares        Shares            Shares
            ------------   -----------   ----------------   ---------   ------------    ----------------

1 Year      $56            $57           $56                $82         $83             $82
3 Years     $176           $186          $185               $255        $265            $264
5 Years     $307           $326          $325               $444        $463            $462
10 Years    $689           $735          $734               $990        $1,034          $1,033

                  PAST PERFORMANCE. The Acquiring Fund did not have a performance record as a series of an investment company registered under the 1940 Act prior to October 2, 2000. The performance of the Acquiring Fund presented below through October 1, 2000 represents that of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the Acquiring Fund, and thereafter represents the performance of MPAM Shares of the Acquiring Fund. Substantially all of the assets of the predecessor CTF were transferred to the Acquiring Fund as of October 1, 2000. The CTF's performance has been adjusted to reflect the fees and expenses of the Acquiring Fund by subtracting from the actual performance of the CTF the estimated expenses of the Acquiring Fund's MPAM Shares as set forth above. The Acquiring Fund performance presented below does not reflect the performance of the Investor Shares of the Acquiring Fund, since there were no outstanding shares of that class during the periods presented. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance.

                  The top bar chart below shows you how the performance of the Acquiring Fund's MPAM Shares and its predecessor CTF has varied, and the lower bar chart below shows you how the performance of the Fund's Restricted Shares has varied from year to year since the Fund's inception. The table compares performance over time to that of the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities. All performance figures reflect the reinvestment of dividends and other distributions. Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRING FUND (MPAM SHARES AND PREDECESSOR CTF)

15.37         6.69        11.52       -1.84       17.33       3.06        9.35       8.19    -1.41       10.51
------------- ----------- ----------- ----------- ----------- ----------- ---------- ------- ----------- -------------
'91           '92         '93         '94         '95         '96         '97        '98     '99         '00

Best Quarter:              Q3 '91                              5.63%

Worst Quarter:             Q1 '96                             -2.00%

THE YEAR-TO-DATE TOTAL RETURN OF THE ACQUIRING FUND'S MPAM SHARES AS OF 3/31/01 WAS 2.91%.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
FUND (COMMENCED OPERATIONS 11/1/95)
RESTRICTED SHARES
-----------------

--            --          --          --          --          2.70        9.15       8.46    -1.79       10.55
------------- ----------- ----------- ----------- ----------- ----------- ---------- ------- ----------- -------------
'91           '92         '93         '94         '95         '96         '97        '98     '99         '00

Best Quarter:              Q4 '00                              4.05%

Worst Quarter:             Q1 '96                             -2.27%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S RESTRICTED SHARES AS OF 3/31/01 WAS 2.87%.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/00

                                                                                       Since Fund
                                                                                       Inception
                                                       1 Year         5 Years          11/1/95)        10 Years
                                                       ------         --------         --------        --------


Acquiring Fund (MPAM Shares and Predecessor CTF)       10.51%         5.84%            6.29%           7.70%
Fund (Restricted class)                                10.55%         5.71%            6.01%           --
Fund (Investor class)                                  10.19%         5.44%            5.74%           --
Lehman Brothers Aggregate Bond Index                   11.63%         6.46%            6.84%*          7.96%

--------------------
* For comparative purposes, the value of the index on 10/31/95 is used as the beginning value on 11/1/95.


                  INVESTMENT ADVISER. Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the investment adviser for the Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages more than $157 billion in over 190 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $520 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

                  PRIMARY PORTFOLIO MANAGERS. The primary portfolio manager for the Fund is Daniel J. Fasciano who, together with Stephen P. Fiorella, serves as co-primary portfolio managers for the Acquiring Fund. Mr. Fasciano has managed the Fund since June 1998, and the Acquiring Fund since its inception as a series of a registered investment company. Mr. Fasciano, CFA, senior portfolio manager of Boston Safe, an affiliate of Dreyfus, has been a portfolio manager at Dreyfus since October 1995. Mr. Fasciano joined Boston Safe in 1990. He is also a vice president of Mellon Bank. Mr. Fiorella has managed the Acquiring Fund since its inception as a registered investment company. Mr. Fiorella has been a portfolio manager at Dreyfus since July 1998. He joined The Boston Company and Boston Safe in July 1989. He is also an assistant vice president of Boston Safe and Mellon Bank.

                  BOARD MEMBERS. The Company and the Trust have different Board members. For a description of the Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Fund's Statement of Additional Information under the caption "Management of the Fund."

                  PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Restricted class of the Fund and the MPAM Shares of the Acquiring Fund are similar for most holders since both classes are designed for persons who hold these shares by virtue of their trust or investment account or relationship with a financial service provider acting on their behalf. Thus, in most instances purchases and redemptions are effected through that financial service provider. In the case of the Acquiring Fund, MPAM Shares owned by MPAM Clients generally will be held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent (MPAM Accounts). MPAM Shares held by former Restricted class shareholders of the Fund who cease to be MPAM Clients will be held in separate accounts (Individual Accounts). Purchases and redemptions of MPAM Shares for MPAM Accounts should be effected through the client relationship with MPAM. Purchases and redemptions of MPAM Shares through Individual Accounts may be made in the same manner as Investor Shares, described below.

                  Purchase and redemption of Investor class shares of the Fund and Investor Shares of the Acquiring Fund may be made by mail, wire, electronic check or TELETRANSFER, or automatically, as described in the Prospectus of the Acquiring Fund under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts" and the Prospectus of the Fund under "Your Investment - Account Policies" and "- Services for Fund Investors."


                  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN. Shares of the Fund's Investor class are subject to a Distribution Plan pursuant to which the Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to that class for distribution and shareholder account services and maintenance. See "Distribution Plan" in the Fund's Statement of Additional Information for a discussion of the Distribution Plan. Investor Shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to that class for shareholder account service and maintenance similar to that provided under the Fund's Distribution Plan. See "Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan. MPAM Shares of the Acquiring Fund and shares of the Fund's Restricted class are not subject to a Distribution Plan or a Shareholder Services Plan.

                  SHAREHOLDER SERVICES AND PRIVILEGES. The shareholder services and privileges offered by the Fund and the Acquiring Fund are described below. See "Your Investment - Services for Fund Investors" in the Fund Prospectus and "Your Investment - Account Policies and Services - Individual Account services and policies" in the Acquiring Fund Prospectus for a more complete description of shareholder services.

                  The following shareholder services and privileges are offered to holders of Investor class and Restricted class shares of the Fund, holders of Investor Shares of the Acquiring Fund, and holders of MPAM Shares of the Acquiring Fund who hold such shares in Individual Accounts: AUTOMATIC ASSET BUILDER(R) - for making automatic investments from a designated bank account; PAYROLL SAVINGS PLAN - for making automatic investments through a payroll deduction; GOVERNMENT DIRECT DEPOSIT PRIVILEGE - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; DIVIDEND SWEEP - for automatically reinvesting the dividends and other distributions from one fund into another; AUTO-EXCHANGE PRIVILEGE - for making regular exchanges from one fund into another; AUTOMATIC WITHDRAWAL PLAN - for making regular withdrawals from most funds; checkwriting privileges; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access.

                  Holders of MPAM Shares of the Acquiring Fund who are MPAM Clients and do not have Individual Accounts should contact their account officer for information concerning purchases, sales or exchanges of MPAM Shares in lieu of using the services listed above.

                  DISTRIBUTIONS. Dividends from the Fund's net investment income are ordinarily declared daily and paid monthly while dividends from the

Acquiring Fund's net investment income are ordinarily declared and paid monthly. Both the Fund and the Acquiring Fund ordinarily distribute net realized capital gains and gains from foreign currency transactions, if any, once a year, but they both may make more frequent distributions to comply with the distribution requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). See "Dividends, Other Distributions and Taxes" in the Statement of Additional Information supplementing the relevant Prospectus for a further discussion of dividend and distribution policies.

                  LEGAL FORM OF ORGANIZATION. The Company is organized as a Maryland corporation and is governed by its Articles of Incorporation, By-Laws, Board of Directors and the Maryland General Corporation Law. The Trust is organized as a Massachusetts business trust and is governed by its Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 ("Declaration of Trust"), By-Laws, Board of Trustees, and applicable Massachusetts law. Both the Company and the Trust are also governed by applicable federal law.

                  Under Maryland law, shareholders of the Fund have no personal liability as such for the Company's acts or obligations. Under Massachusetts law, shareholders of a series could, under certain circumstances, be held personally liable for the acts or obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

                  For a more detailed discussion of the differences between the legal organization of the Company and the Trust, see the Statement of Additional Information of the Fund under the sections entitled "Description of the Fund/Company" and "Information About the Fund/Company", and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Maryland and Massachusetts law.

                            REASONS FOR THE EXCHANGE

                  The Board of Directors of the Company and the Trustees of the Trust have concluded that the Exchange is in the best interests of their respective shareholders. Based on the similarities of the funds, each Board believes that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these funds.

                  In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies, investment restrictions, and portfolio management team, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the primary portfolio manager of the Fund is one of two co-primary portfolio managers of the Acquiring Fund; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (5) the relative performance of the Fund and the Acquiring Fund; (6) the tax consequences of the Exchange; (7) a majority of each fund's shares are held by MPAM Clients; and (8) the estimated costs incurred by the Fund and the Acquiring Fund as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

                  PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for the Acquiring Fund's MPAM Shares and Investor Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on October 1, 2001 or another date the parties agree on (the "Closing Date"). The number of the Acquiring Fund's MPAM Shares and Investor Shares to be issued to the Fund will be determined on the basis of the relative net asset values of the Acquiring Fund Shares and the aggregate net assets of each class of the Fund and Acquiring Fund, respectively, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Fund Prospectus and

"Your Investment - Account Policies and Services - Buying Shares" in the Acquiring Fund Prospectus, and under the caption "Determination of Net Asset Value" in the respective Statements of Additional Information.

                  On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income, if any, for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

                  As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it received in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each such Fund shareholder and crediting each such account with the respective pro rata number of MPAM Shares or Investor Shares due to the shareholder. Holders of Investor class shares of the Fund will receive Investor Shares, and holders of Restricted class shares of the Fund will receive MPAM Shares, in each case having an aggregate net asset value equal to that of the shares of the Fund held at the time of the Exchange. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will represent MPAM Shares and Investor Shares (collectively, "Acquiring Fund Shares") distributed to the record holders of the Fund.

                  The Plan may be amended at any time prior to the Exchange. The Company will provide Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

                  The total expenses of the Exchange are expected to be approximately $165,100, which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated.

                  If the Exchange is not approved by the Fund's shareholders, the Company's Board will consider other appropriate courses of action, including liquidating the Fund.

                  The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

                  TEMPORARY SUSPENSION OF CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS. Because certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

                  FEDERAL INCOME TAX CONSEQUENCES. The Exchange is intended to qualify for Federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Exchange, the Trust and Company will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of the Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each fund will be a "party to a reorganization" within the meaning of section

368(b) of the Code; (2) the Acquiring Fund will recognize no gain or loss on its receipt of the Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) the Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's liabilities or on the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund shareholders in exchange for their Fund Shares; (4) a Fund shareholder will recognize no gain or loss on the actual or constructive exchange of Fund Shares solely for Acquiring Fund Shares pursuant to the Exchange; (5) the aggregate tax basis in Acquiring Fund Shares each Fund shareholder receives pursuant to the Exchange will be the same as the aggregate tax basis in the Fund Shares that shareholder exchanges for those Acquiring Fund Shares, and the holding period of those Acquiring Fund Shares will include the period during which the Fund Shares exchanged therefor were held by that shareholder (provided the Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Fund's assets acquired by the Acquiring Fund will be the same as the Fund's tax basis in those assets immediately prior to the Exchange, and the holding period of each of those assets in the hands of the Acquiring Fund will include the period during which the Fund held those assets.

                  The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on the Fund or the Acquiring Fund or any Fund shareholder with respect to any Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

                  The Acquiring Fund's utilization after the Exchange of any pre-Exchange capital losses the Fund realized could be subject to limitation in future years under the Code.

                  NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

                  The Company's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of existing shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Company's Articles of Incorporation and By-Laws, an affirmative vote of at least two-thirds of the outstanding shares of the Fund is required to approve the Plan and the Exchange.

       THE COMPANY'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN
                                AND THE EXCHANGE.

            ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND FUND

                  Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-16338).

                  The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

                  In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Fund may pay persons holding its Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

                  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

                  In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding Fund shares entitled to vote at the Meeting.

                  The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

                  As of June 29, 2001, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund:

RESTRICTED SHARES
-----------------


Name and Address                                Percentage Outstanding
----------------                                ----------------------



                         Before Exchange                        After Exchange
                         ---------------                        --------------

INVESTOR SHARES
---------------


Name and Address                                Percentage Outstanding
----------------                                ----------------------



                         Before Exchange                        After Exchange
                         ---------------                        --------------


                  As of June 29, 2001, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund Shares:

MPAM SHARES
-----------

Name and Address                                Percentage Outstanding
----------------                                ----------------------



                         Before Exchange                        After Exchange
                         ---------------                        --------------


                  As of June 29, 2001, the Board of the Company and officers of Company, as a group, owned less than 1% of the Fund's outstanding shares. As of June 29, 2001, the Trustees and officers of Trust, as a group, owned less than 1% of the Acquiring Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited financial statements of the Fund for the fiscal year ended October 31, 2000, and the audited financial statements of the Acquiring Fund as of September 1, 2000, have been incorporated herein by reference in reliance upon the authority of the reports given by KPMG LLP, the Fund and Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Acquiring Fund for the period ended February 28, 2001 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from the Acquiring Fund's Semi-Annual Report on file with the Commission.
                                  OTHER MATTERS

                  The Company's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

                  Please advise the Company, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Funds, Inc. -- Dreyfus Disciplined Intermediate Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

                  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                  AGREEMENT AND PLAN OF REORGANIZATION dated as of May 9, 2001 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS, INC., a Maryland corporation (the "Company"), on behalf of DREYFUS DISCIPLINED INTERMEDIATE BOND FUND (the "Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "Trust"), on behalf of MPAM BOND FUND (the "Acquiring Fund").
                  The parties wish to effect a reorganization described in
Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange for shares (in classes designated Investor class (the "Investor Shares") and MPAM class (the "MPAM Shares")) of beneficial interest, par value $0.001 per share, of the Acquiring Fund (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund's MPAM Shares and Investor Shares to the holders of the Fund's Restricted class and Investor class shares of common stock, par value $.001, respectively (together, the "Fund Shares") in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

                  WHEREAS, the Fund is a diversified series of the Company, a registered open-end management investment company, and the Acquiring Fund is a diversified series of the Trust, a registered open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

                  WHEREAS, the Fund is authorized to issue Investor class and Restricted class of shares of common stock, and the Acquiring Fund is authorized to issue both Investor Shares and MPAM Shares of beneficial interest; and

                  WHEREAS, the Board of the Trust has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares, and the assumption of such liabilities is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

                  WHEREAS, the Board of the Company has determined that the exchange of all of the assets and stated liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

                  NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

         1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

                  1.1 Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein:

                              (a) The Fund shall assign, transfer and convey to
the Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Fund (as defined in paragraph 1.2).

                              (b) The Acquiring Fund agrees in exchange therefor
at the Closing (i) to issue and deliver to the Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and (ii) to assume the Liabilities of the Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                  1.2 (a) The assets of the Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Fund, and any deferred or prepaid expenses shown as Assets on the books of the Fund, on the Closing Date (as defined in paragraph 3.1). The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(i).

                  (b) The Fund has provided the Acquiring Fund with a list of all of its property, including all of the Assets, as of the date of execution of this Agreement. The Fund reserves the right to sell any of the Assets in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Fund with a list of any Assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Fund will dispose of such Assets prior to the Closing Date to the extent practicable and to the extent the Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

                  1.3 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

                  1.4 Delivery of the Assets shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                  1.5 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such Assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                  1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata in accordance with this paragraph to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Fund pursuant to paragraph 1.1. For purposes of this Agreement, the Investor class of the Acquiring Fund shall be the "corresponding class" to the Investor class of the Fund, and the MPAM class of the Acquiring Fund shall be the "corresponding class" to the Restricted class of the Fund. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on such books in the names of the Fund Shareholders of the corresponding class and representing the respective pro rata number of full and fractional Acquiring Fund Shares of such class to which each such Fund Shareholder is entitled. For these purposes, a Fund Shareholder shall be entitled to receive, with respect to each Fund Share of a class held by such shareholder, that number of full and fractional Acquiring Fund Shares of the corresponding class equal to the net asset value of a Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the same class, as of the Valuation Date (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Fund simultaneously with the distribution of Acquiring Fund Shares to former holders of Fund Shares.

                  1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

                  1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                  1.9 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

         2.       VALUATION.

                  2.1 The value of the Assets and the amount of the Liabilities, the amount thereof attributable to each class of Fund Shares, and the net asset value of a Fund Share of each respective class, each shall be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as the same may have been amended (the "Articles"), and the Fund's then-current prospectus or statement of additional information.

                  2.2 The net asset value of an Acquiring Fund Share of each respective class shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") and the Acquiring Fund's then-current prospectus or statement of additional information.

                  2.3 The number of Acquiring Fund Shares of Investor class and MPAM class (including fractional shares, if any), respectively, to be issued in exchange for the Fund's net assets shall be determined by dividing the value of the aggregate net assets attributable to the corresponding class of the Fund, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one share of Investor class and MPAM class of the Acquiring Fund, respectively, determined in accordance with paragraph 2.2.

                  2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for the Fund and the Acquiring Fund, respectively.

         3.       CLOSING AND CLOSING DATE.

                  3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on October 1, 2001 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

                  3.2 The Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

                  3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                  3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

         4.       REPRESENTATIONS AND WARRANTIES.

                  4.1 The Company represents and warrants to the Trust as follows:

                              (a) The Fund is a duly established and designated
series of the Company, a corporation duly organized and validly existing and in good standing under the laws of State of Maryland, and has power to own all of its properties and Assets and to carry out this Agreement.

                              (b) The Company is registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                              (c) The Fund is not, and the execution, delivery
and performance of this Agreement will not result, in material violation of the Company's Articles, or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

                              (d) The Fund has no material contracts or other
commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                              (e) No litigation or administrative proceeding or
investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                              (f) The Statements of Assets and Liabilities of
the Fund at October 31, 2000, October 31, 1999, and October 31, 1998, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Trust) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                              (g) Since October 31, 2000, there has not been any
material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.3 hereof.

                              (h) At the Closing Date, all Federal and other tax
returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                              (i) The Fund is a "fund" as defined in section
851(g)(2) of the Code; for each taxable year of its operation, the Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

                              (j) The Liabilities were incurred by the Fund in
the ordinary course of its business.

                              (k) The Fund is not under the jurisdiction of a
court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

                              (l) Not more than 25% of the value of the Fund's
total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                              (m) The Fund will be terminated as soon as
reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

                              (n) All issued and outstanding shares of the Fund
are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                              (o) On the Closing Date, the Fund will have full
right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder.

                              (p) The execution, delivery and performance of
this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                              (q) The proxy statement of the Fund (the "Proxy
Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                  4.2 The Trust represents and warrants to the Company as follows:

                              (a) The Acquiring Fund is a duly established and
designated series of the Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                              (b) The Trust is registered under the 1940 Act as
an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                              (c) The current prospectus and statement of
additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                              (d) The Acquiring Fund is not, and the execution,
delivery and performance of this Agreement will not result, in material violation of the Declaration of Trust or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                              (e) No litigation or administrative proceeding or
investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                              (f) The Statement of Assets and Liabilities of the
Acquiring Fund as of September 1, 2000 has been audited by KPMG LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (a copy of which has been furnished to the Fund) fairly reflects the financial condition of the Acquiring Fund as of such date.

                              (g) Since September 1, 2000 there has not been any
material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the Statement of Assets and Liabilities referred to in Section 4.2(f) hereof.

                              (h) At the Closing Date, all Federal and other tax
returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                              (i) The Acquiring Fund is a "fund" as defined in
section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

                              (j) No consideration other than the Acquiring Fund
Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                              (k) The Acquiring Fund has no plan or intention to
issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

                              (l) The Acquiring Fund (i) will, after the
Reorganization, continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Fund conducted before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of, within one year after the Closing Date, more than one-third (1/3) of the Assets by value, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a regulated investment company, and (iii) will use a significant portion of the Fund's "historic business" (within the meaning of section 1.368-1(d)(3) of the Regulations) assets in that business.

                              (m) There is no plan or intention for the
Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                              (n) Immediately after the Reorganization (i) not
more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                              (o) The Acquiring Fund does not own, directly or
indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of the Fund.
                              (p) All issued and outstanding shares of the
Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                              (q) The execution, delivery and performance of
this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trust's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                              (r) The Proxy Statement included in the
Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         5.       COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                  5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

                  5.2 The Company will call a meeting of the Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                  5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                  5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

                  5.5 The Company will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(q), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                  5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                  5.7 The Acquiring Fund and the Fund shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated herein (the "Exemptive Application"). The Acquiring Fund and the Fund shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  6.1 All representations and warranties of the Company on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  6.2 The Fund shall have delivered to the Acquiring Fund the statement of the Fund's assets and liabilities referred to in paragraph

1.3, together with the schedule of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Company.


                  6.3 The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                  The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                  7.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

                  If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                  8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Articles.

                  8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

                  8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                  8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for the Acquiring Fund and the Fund.

                  8.6 The Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

                  8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

                              (a) The transfer of all or substantially all of
the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Fund's distribution of those shares pro rata to the Fund Shareholders constructively in exchange for their Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (b) the Acquiring Fund will recognize no gain or loss on its receipt of the Assets of the Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities; (c) the Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the distribution (whether actual or constructive) of the Acquiring Fund Shares to Fund Shareholders in exchange for their shares; (d) a Fund Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis in the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis in the Fund Shares such shareholder exchanges for those Acquiring Fund Shares, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund Shares exchanged therefor were held by such shareholder (provided the Fund Shares were held as capital assets on the Closing Date); and (f) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Fund immediately prior to the Reorganization, and the holding period of the Assets of the Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Fund.

                  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

                  Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Fund or the Acquiring Fund or any Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         9.       TERMINATION OF AGREEMENT; EXPENSES.

                  9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of either of the parties' Board, make proceeding with the Reorganization inadvisable.

                  9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, Directors, officers or shareholders of the Trust or of the Company, as the case may be, in respect of this Agreement, other than as provided in paragraph 9.3.

                  9.3 The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

         10.      WAIVER.

                  At any time prior to the Closing Date, any of the conditions described in Articles 6, 7 and 8 may be waived by the Board of the Trust or of the Company if, respectively, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

         11.      MISCELLANEOUS.

                  11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.


                  11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                  11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed, respectively, in accordance with the internal laws of The Commonwealth of Massachusetts and the State of Maryland, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

                  11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                  11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  11.6 (a) References herein to the "MPAM Funds Trust" or its Trustees refer, respectively, to the Trust and its Trustees, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Trust, or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

                              (b) The obligations of the Company entered into in
the name or on behalf of the Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Company, or on the shareholders or representatives of the Fund personally, but bind only the Fund's property; and all persons dealing with any class of shares of the Fund must look solely to the Fund's property belonging to such class for the enforcement of any claims against the Fund.

                  11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Company on behalf of the Fund.

                  11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Acquiring Fund.

                  IN WITNESS WHEREOF, the Trust and the Company have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS / LAUREL FUNDS, INC.,
on behalf of Dreyfus Disciplined Intermediate Bond Fund



By:      --------------------------------------
         Stephen E. Canter,
         President



ATTEST:           ----------------------
                  Steven F. Newman,
                  Secretary




MPAM FUNDS TRUST, on behalf of MPAM Bond Fund




By:      --------------------------------------
         David F. Lamere,
         President



ATTEST:           ----------------------
                  Jeff Prusnofsky,
                  Secretary

                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND

         The undersigned shareholder of Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 9, 2001, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:30 a.m. on Tuesday, September 25, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.


         Please mark boxes in blue or black ink.


         1. To approve an Agreement and Plan of Reorganization between the Fund and MPAM Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its stated liabilities, to the Acquiring Fund in exchange for Investor shares and MPAM shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated Fund's liabilities, and the pro rata distribution of the Acquiring Fund's Investor shares and MPAM shares to holders of the Fund's Investor and Restricted shares and subsequent termination of the Fund.

                  FOR                       AGAINST                    ABSTAIN
                  |_|                         |_|                        |_|

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.


         Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:  __________, 2001

________________________________
Signature(s)

______________________________________

             Signature(s)


Sign, Date and Return the Proxy Card
  Promptly Using the Enclosed Envelope

                                 MPAM BOND FUND
                       A PORTFOLIO OF THE MPAM FUNDS TRUST

                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                  A PORTFOLIO OF THE DREYFUS/LAUREL FUNDS, INC.

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                               DATED JULY 16, 2001

        This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of the Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), a portfolio of the Dreyfus/Laurel Funds Inc. (the "Company"), by the MPAM Bond Fund (the "Acquiring Fund"), a portfolio of the MPAM Funds Trust (the "Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated July 16, 2001 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-645-6561.

        This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2001, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

        A. The Statement of Additional Information of the Acquiring Fund, dated July ___, 2001, filed on July ___, 2001, accession number 0000898432-01-500163.

        B.     The Semi-Annual  Report of the Acquiring Fund, dated February 28,
               2001,    filed    on    May    8,    2001,    accession    number
               0001111565-01-500004.

        C. The Prospectus for the Fund, dated March 1, 2001, filed on February 26, 2001, accession number 0000819940-01-000005.

        D. Supplement to Prospectus for the Fund, dated April 30, 2001, filed on May 1, 2001, accession number 0000819940-01-500004.

        E The Annual Report for the Fund, dated October 31, 2000, filed on January 9, 2001, accession number 0000819940-01-000001.

        F. The Semi-Annual Report for the Fund, dated April 30, 2001, filed on June ___, 2001, accession number 0000898432-01-500163.

        The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2001, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2001 and the unaudited PRO FORMA Statement of Investments as of February 28, 2001 for the Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

         The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Fund and the Acquiring Fund as of February 28, 2001. The holdings of the Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Fund's securities would need to be sold if the Fund's shareholders approve the Reorganization.

                                      TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
Pro Forma Statement of Investments..............................
Pro Forma Statement of Assets and Liabilities...................
Pro Forma Statement of Operations...............................
Notes to Pro Forma Financial Statements.........................

PRO FORMA STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM BOND FUND
FEBRUARY 28, 2001

                                                          PRINCIPAL AMOUNT                                Value ($)
                                             -------------------------------------------    ----------------------------------------
                                                             Dreyfus                                        Dreyfus
                                              MPAM         Disciplined       Pro Forma          MPAM       Disciplined    Pro Forma
                                             Bond Fund     Intermediate      Combined        Bond Fund    Intermediate    Combined
Bonds and Notes--93.7%                                     Bond Fund         (Note 1)                       Bond Fund     (Note 1)
----------------------------------------------------------------------------------------    ----------------------------------------

ASSET- BACKED CTFS./FINANCE--1.6%
Chemical Master Credit Card Trust I,
   Ser. 1995-3, Cl.A, 6.23%, 2005             --               3,000,000       3,000,000        --          3,053,313     3,053,313
CitiBank Credit Card Master Trust I,
   Ser. 1999-1, C1. A, 5.5%, 2006             8,750,000        3,250,000      12,000,000       8,796,900    3,267,420    12,064,320
                                                                                               8,796,900    6,320,733    15,117,633





AUTOMOTIVE--1.7%
Ford Motor,
   Notes, 7.45%, 2031                         6,300,000        3,700,000      10,000,000       6,115,920    3,591,890     9,707,810
Hertz,
   Sr. Notes, 8.25%, 2005                     1,500,000        4,500,000       6,000,000       1,590,465    4,771,395     6,361,860
                                                                                               7,706,385    8,363,285    16,069,670





 BANKING--4.4%
 BSCH Issuances,
    Sub. Notes, 7.625%, 2010                  5,000,000        1,125,000       6,125,000       5,274,925    1,186,858     6,461,783
 Capital One Financial,
    Notes, 7.25%, 2003                        5,150,000        2,500,000       7,650,000       5,151,607    2,500,780     7,652,387
 First Union National Bank of Florida,
    Medium-Term Notes, 6.18%, 2006            9,150,000 a      2,250,000 a    11,400,000 a     9,013,418    2,216,414    11,229,832
 Fleet Financial Group,
    Notes, 6.375%, 2008                       4,000,000        4,250,000       8,250,000       3,991,428    4,240,892     8,232,320
 U.S. Bank, N. A.,
    Sub. Notes, 5.7%, 2008                    5,250,000        1,500,000       6,750,000       4,988,004    1,425,144     6,413,148
 U.S. Bank, N. A. of Minneapolis, MN,
    Sub. Notes, 6.3%, 2008                     --              3,000,000       3,000,000       --           2,968,308     2,968,308
                                                                                              28,419,382   14,538,396    42,957,778



BROKERAGE FIRMS--1.9%
Lehman Brothers Holdings,
    Notes, 7.75%, 2005                       6,500,000         3,250,000       9,750,000       6,840,360    3,420,180    10,260,540
Merrill Lynch & Co.,
    Medium-Term Notes, Ser. B, 6.15%, 2006   5,750,000         2,775,000       8,525,000       5,792,222    2,795,377     8,587,599
                                                                                              12,632,582    6,215,557    18,848,139


COLLATERALIZED MORTGAGE OBLIGATIONS-- 8.3%
Countrywide Funding,
  Ser. 1994-10, Cl. A5, 6%, 2009               245,011            15,489         260,500         244,070       15,430       259,500
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage
  Participation Ctfs., REMIC:
    Ser. 1546, Cl. G, 6.75%, 12/15/2021     12,215,000         8,050,000      20,265,000      12,359,357    8,145,135    20,504,492
    Ser. 1552, Cl. H, 6.75%, 11/15/2022     16,000,000         7,500,000      23,500,000      16,272,120    7,627,556    23,899,676
    Ser. 1660, Cl. H, 6.5%, 1/15/2009        6,175,000         2,570,000       8,745,000       6,253,114    2,604,122     8,857,236
    Ser. 2019, Cl. D, 6.5%, 7/15/2021        5,444,536         2,700,000       8,144,536       5,445,869    2,700,661     8,146,530
    Ser. 2095, Cl. CB, 6.25%, 11/15/2028     6,250,000         2,500,000       8,750,000       6,048,313    2,419,325     8,467,638
    Ser. 2218, Cl. A, 6%, 11/15/2022         4,084,197         2,149,577       6,233,774       4,068,269    2,142,538     6,210,807
Federal National Mortgage Association,
  Multiclass Mortgage Participation
  Ctfs., REMIC,
    Ser. 1992-18, Cl. HC, 7.5%, 3/25/2007    4,795,426       --                4,795,426       4,902,747    --            4,902,747
                                                                                              55,593,859   25,654,767    81,248,626

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.3%
  Asset Securitization:
    Ser. 1995-MD IV, Cl. A1, 7.1%, 2029      7,147,378         3,213,516      10,360,894
    Ser. 1997-D4, Cl. A-CS1, 1.5%, 2029
     (Interest Only Obligation)             22,281,703 b,c     7,676,489 b,c  29,958,192 b,c   7,487,914    3,366,624    10,854,538
GS Mortgage Securities II,
    Ser. 1998-GLII, Cl. A2, 6.562%, 2031     6,250,000         2,500,000       8,750,000         288,966       99,554       388,520
  Nomura Asset Securities,
    Ser. 1993-1, Cl. A1, 6.68%, 2001         2,032,260         --              2,032,260       6,405,688    2,562,275     8,967,963

                                                                                               2,046,242    --            2,046,242
                                                                                              16,228,810    6,028,453    22,257,263


  ENERGY--.9%
  Conoco,
     Sr. Notes, 6.95%, 2029                  6,300,000         2,800,000       9,100,000       6,357,771    2,825,676     9,183,447



  FINANCE--2.9%
  Ford Motor Credit:
     Notes, 7.375%, 2009                     5,750,000         1,500,000       7,250,000       5,887,598    1,535,895     7,423,493
     Notes, 7.6%, 2005                       6,500,000         3,250,000       9,750,000       6,766,481    3,383,240    10,149,721
  General Electric Capital,
     Medium-Term Notes, Ser. A, 6.81%, 2003  1,000,000                         1,000,000       1,038,557                  1,038,557
  Household Finance:
     Notes, 6%, 2004                         6,500,000         2,000,000       8,500,000       6,502,275    2,000,700     8,502,975
     Notes, 8%, 2005                         --                1,500,000       1,500,000              --    1,600,344     1,600,344
                                                                                              20,194,911    8,520,179    28,715,090

  FOREIGN/GOVERNMENTAL--.5%
  United Mexican States,
     Bonds, 9.875%, 2007                     2,875,000        1,400,000        4,275,000       3,076,250    1,498,000     4,574,250


  FOREIGN/YANKEE--4.0%
     Midland Bank,
     Sub. Notes, 7.65%, 2007                 4,750,000 d       1,500,000 d     6,250,000 d     5,026,103    1,587,190     6,613,293
  National Australia Bank,
     Sub. Notes, 6.4%, 2007                  5,750,000 b       2,625,000 b     8,375,000 b     5,783,753    2,640,409     8,424,162
  National Westminster Bank,
     Sub. Notes, 7.375%, 2009                7,000,000         3,800,000      10,800,000       7,469,420    4,054,828    11,524,248
  Province of Quebec,
     Medium-Term Notes, 7.295%, 2006         1,250,000 e         250,000 e     1,500,000 e     1,330,284      266,057     1,596,341
  Telefonica Europe,
     Gtd. Notes, 8.25%, 2030                 7,000,000         3,500,000      10,500,000       7,470,533    3,735,266    11,205,799
                                                                                              27,080,093   12,283,750    39,363,843



  INDUSTRIAL--2.1%
  Cox Communications,
     Notes, 6.5%, 2002                       4,250,000         2,750,000       7,000,000       4,292,449    2,777,467     7,069,916




  WMX Technologies,
     Sr. Notes, 7.1%, 2003                   8,000,000 f       5,050,000 f    13,050,000f      8,037,680    5,073,786    13,111,466
                                                                                              12,330,129    7,851,253    20,181,382

  INSURANCE--.8%
  American General,
     Sr. Notes, 6.625%, 2029                 5,500,000         2,500,000       8,000,000       5,195,118    2,361,418     7,556,536


  MEDIA/ENTERTAINMENT--l.2%
  News America Holdings,
     Sr. Gtd. Deb., 8.25%, 2018              9,150,000         2,750,000      11,900,000       9,215,185    2,769,591    11,984,776


  OIL SERVICES--.9%
  Coastal,
     Notes, 7.75%, 2010                      5,750,000         2,775,000      8,525,000        6,188,311    2,986,533     9,174,844


  REAL ESTATE--.9%
  EOP Operating,
     Notes, 8.375%, 2006                     5,150,000         2,750,000      7,900,000        5,537,368    2,956,847     8,494,215


  RETAIL--.8%
  Federated Department Stores,
     Notes, 6.3%, 2009                       5,750,000         2,250,000      8,000,000        5,557,829    2,174,803     7,732,632


  TELECOMMUNICATION--3.5%
  Lucent Technologies,
     Deb, 6.45%, 2029                        6,300,000         2,800,000       9,100,000       4,495,044    1,997,797     6,492,841
  Qwest Capital Funding:
     Bonds, 7.75%, 2031                      6,500,000 g       3,250,000 g     9,750,000 g     6,435,579    3,217,789     9,653,368
     Notes, 7.25%, 2011                      9,000,000 g       4,000,000 g    13,000,000 g     9,036,531    4,016,236    13,052,767
  WorldCom,
     Sr. Notes, 6.125%, 2001                 3,500,000         1,440,000       4,940,000       3,505,359    1,442,205     4,947,564
                                                                                              23,472,513   10,674,027    34,146,540



U.S. GOVERNMENTS--15.7%
U.S. Treasury Bonds:
    5.25%, 2/15/2029                        21,000,000        10,285,000      31,285,000      20,204,100    9,895,199    30,099,299
    7.875%, 2/15/2021                       13,000,000         5,250,000      18,250,000      16,705,520    6,746,460    23,451,980
U.S. Treasury Notes:
    5.75%, 8/15/2003                        16,000,000         1,750,000      17,750,000      16,458,880    1,800,190    18,259,070
    5.875%, 11/15/2004                      22,850,000         5,360,000      28,210,000      23,773,597    5,576,651    29,350,248
    6%, 8/15/2009                            5,750,000                --       5,750,000       6,142,897    --            6,142,897
    6.5%, 2/15/2010                                 --         1,500,000       1,500,000      --            1,657,770     1,657,770
    6.5%, 10/15/2006                         3,875,000         2,000,000       5,875,000       4,194,687    2,165,000     6,359,687
    6.625%, 4/30/2002                       19,400,000        17,350,000      36,750,000      19,859,586   17,761,021    37,620,607
                                                                                             107,339,267   45,602,291   152,941,558



U.S. GOVERNMENT AGENCIES--13.8%
Federal Home Loan Banks,
    Notes, 6.75%, 5/1/2002                  18,000,000         9,500,000      27,500,000      18,414,360    9,718,690    28,133,050
Federal Home Loan Mortgage Corp.,
    Notes, 5.25%, 1/15/2006                 22,500,000         7,500,000      30,000,000      22,521,465    7,507,155    30,028,620
Federal National Mortgage Association:
    Bonds, 7.25%, 5/15/2030                  9,250,000         5,000,000      14,250,000      10,719,547    5,794,350    16,513,897
    Notes, 5.625%, 5/14/2004                13,000,000         3,250,000      16,250,000      13,208,390    3,302,097    16,510,487
    Notes, 7.125%, 6/15/2010                16,500,000         7,500,000      24,000,000      18,207,997    8,276,363    26,484,360
    Notes, 7.3%, 7/19/2005                  10,000,000         6,025,000      16,025,000      10,333,850    6,226,145    16,559,995
                                                                                              93,405,609   40,824,800   134,230,409




 U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--25.5%
 Federal Home Loan Mortgage Corp.:
    5.5%, 9/1/2006                          12,034,419         6,421,019      18,455,438      11,857,634    6,326,695    18,184,329
    6.5%                                    24,225,000 h      12,955,000 h    37,180,000 h    24,141,666    2,910,435    37,052,101
    7%, 10/1/2030                           10,639,043         5,319,504      15,958,547      10,772,031    5,385,998    16,158,029
    8.5%, 6/1/2018                          14,103,266         7,050,896      21,154,162      14,786,287    7,392,371    22,178,658




  Federal National Mortgage Association:
     6%, 7/1/2030                           18,435,700         9,619,462      28,055,162      18,043,941    9,415,049    27,458,990
     6.5%, 8/1/2029                                            6,040,043       6,040,043      --            6,024,943     6,024,943
     6.5%, 8/1/2029-12/1/2029               18,177,820         --             18,177,820      18,132,376    --           18,132,376
     7%, 6/1/2009                            4,417,338         1,099,851       5,517,189       4,530,510    1,128,030     5,658,540
     8%, 7/1/2007-2/1/2013                   --                6,123,044       6,123,044       --           6,341,514     6,341,514
     8%, 5/1/2008-2/1/2013                   6,959,744         --              6,959,744       7,212,596    --            7,212,596
  Government National Mortgage Association I:
     6%, 10/15/2008-5/15/2009                5,132,826         2,053,482       7,186,308       5,187,194    2,075,091     7,262,285
     6.5%, 2/15/2024-5/15/2028              24,845,629         8,983,428      33,829,057      24,864,592    8,988,574    33,853,166
     7%, 5/15/2023-11/15/2023                7,764,243         --              7,764,243       7,909,823    --            7,909,823
     7%, 10/15/2023-12/15/2023               --                6,815,535       6,815,535       --           6,943,719     6,943,719
     7.5%, 3/15/2027                         7,887,544         2,905,389      10,792,933       8,097,037    2,982,557    11,079,594
     8%, 2/15/2008                           2,719,983         --              2,719,983       2,828,782    --            2,828,782
     8%, 5/15/2007-2/15/2008                 --                4,339,333       4,339,333       --           4,489,755     4,489,755
     9%, 12/15/2009                          6,856,281         2,667,055       9,523,336       7,250,518    2,820,411    10,070,929
                                                                                             165,614,987   83,225,142   248,840,129


  TOTAL BONDS AND NOTES
     (cost $603,735,098  and $286,554,728)                                                 619,943,259    293,675,501   913,618,760



  SHORT-TERM INVESTMENTS--6.3%


  COMMERCIAL PAPER--3.8%
  American Express,
     5.44%, 3/13/2001                       24,225,000        12,960,000      37,185,000      24,225,000   12,960,000    37,185,000



  REPURCHASE AGREEMENTS--2.5%
  J P Morgan Securities,  5.37%
   Dated 2/28/2001, due 3/1/2001
   in the amount of $22,222,314
   and $2,074,309, respectively (fully
   collateralized  by $18,259,000 and
   $1,747,000, respectively, U.S.
   Treasury Bonds, 7.5% and 7.25%,
   11/15/2016 and 5/15/2016,
   value $23,065,889 and $2,152,530,        22,219,000         2,074,000      24,293,000    22,219,000      2,074,000    24,293,000
   respectively)




   TOTAL SHORT-TERM INVESTMENTS                                                             46,44,000      15,034,000    61,478,000
     (cost $46,444,000 AND 15,034,000)

   TOTAL INVESTMENT (cost $650,179,098 AND $301,588,728)                                   666,387,259    308,709,501   975,096,760



   a REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 2/15/2036.
   b VARIABLE RATE SECURITY---INTEREST RATE SUBJECT TO PERIODIC CHANGE.
   c NOTIONAL FACE AMOUNT SHOWN.
   d REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2025.
   e REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 7/22/2026.
   f REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 8/15/2026.
   g SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY
      BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT  FEBRUARY
      28, 2001, THESE SECURITIES AMOUNTED TO $22,706,135 OR 2.35 OF TOTAL INVESTMENTS.
   h PURCHASED ON A FORWARD COMMITMENT BASIS.









   SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

Pro Forma Statement of Assets and Liabilities (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
February 28, 2001


                                                                                        Dreyfus
                                                                          MPAM        Disciplined                       Pro Forma
                                                                          Bond        Intermediate                       Combined
                                                                          Fund         Bond Fund       Adjustments       (Note 1)
                                                                   --------------    -------------     -----------     ------------
ASSETS:          Investments in securities, at value -
                     See Statement of Investments *                $666,387,259      $308,709,501                      $975,096,760
                 Interest receivable                                  6,724,634         3,241,932                         9,966,566
                 Paydowns receivable                                    511,065           180,367                           691,432
                 Prepaid expenses and other assets                       38,337                --                            38,337
                 Other assets                                                --             5,823                             5,823
                 Due from Administrator                                   8,583                --                             8,583
                                                                   --------------   --------------     ------------    ------------

                     TOTAL ASSETS                                   673,669,878       312,137,623                       985,807,501
                                                                   --------------   --------------     ------------    ------------

LIABILITIES:     Due to The Dreyfus Corporation
                   and affiliates                                       196,464           128,251                           324,715
                 Cash overdraft due to Custodian                      1,987,474           979,619                         2,967,093
                 Due to Administrator                                    79,629                --                            79,629
                 Payable for investment securities
                  purchased                                          23,963,320        12,815,059                        36,778,379
                 Payable for shares of Beneficial
                  Interest redeemed                                     120,282                --                           120,282
                 Accrued expenses                                        73,046                --                            73,046
                                                                   --------------   --------------     ------------    ------------

                      TOTAL LIABILITIES                              26,420,215        13,922,929                        40,343,144
                                                                   --------------   --------------     ------------    ------------

NET ASSETS                                                         $647,249,663      $298,214,694                      $945,464,357
                                                                   --------------   --------------     ------------    ============

REPRESENTED BY:  Paid-in capital                                   $628,174,096      $297,283,100                      $925,457,196
                 Accumulated undistributed investment
                  income-net                                             21,637                --                            21,637
                 Accumulated net realized gain (loss)
                  on investments                                      2,845,769        (6,189,179)                       (3,343,410)
                 Accumulated net unrealized appreciation
                  (depreciation) on investments                      16,208,161         7,120,773                        23,328,934
                                                                   --------------   --------------     ------------    ------------

NET ASSETS                                                         $647,249,663      $298,214,694                      $945,464,357
                                                                   --------------   --------------     ------------    ============

Shares of Beneficial Interest outstanding
    (unlimited number of shares authorized):
MPAM BOND FUND- MPAM CLASS SHARES                                    49,897,304
                                                                   ==============
Shares of Capital Stock outstanding (100 million
    shares of $.001 par value shares authorized):
DREYFUS DISCIPLINED INTERMEDIATE BOND FUND-RESTRICTED SHARES                           23,592,031
                                                                                     ==============
DREYFUS DISCIPLINED INTERMEDIATE BOND FUND-INVESTOR SHARES                                632,876
                                                                                     ==============
NET ASSET VALUE PER SHARE-NOTE 3:
MPAM Bond Fund- MPAM Class Shares
          ($647,249,663 / 49,897,304 shares)                       $      12.97
                                                                   ==============

MPAM Bond Fund- Investor Class Shares (a)                          $      12.97 (a)
                                                                   ==============
Dreyfus Disciplined Intermediate Bond Fund-Restricted Shares
          ($290,423,680 / 23,592,031 shares)                                         $      12.31
                                                                                     ==============
Dreyfus Disciplined Intermediate Bond Fund-Investor Shares
          ($7,791,014 / 632,876 shares)                                              $      12.31
                                                                                     ==============
Pro forma Combined- MPAM Class Shares
          ($937,673,343 / 72,288,815 shares)

Pro forma Combined- Investor Class Shares                                                                              $      12.97
          ($7,791,014 / 600,671 shares)                                                                                 ============

* Investments in securities, at cost                               $650,179,098      $301,588,728                      $      12.97
                                                                   ==============    ==============                     ============

(a) Proposed new class of shares to be issued at time of Merger.                                                       $951,767,826
    For purposes of pro-forma, MPAM Class price per share is used.                                                     =============


                                              SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.


Pro Forma Statement of Operations (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
For the Five Months Ended February 28, 2001

                                                                                      Dreyfus
                                                                     MPAM           Disciplined                       Pro Forma
                                                                     Bond           Intermediate                       Combined
                                                                     Fund            Bond Fund      Adjustments        (Note 1)
                                                              -------------------  -------------    --------------   -------------

INVESTMENT INCOME:

INCOME:   Interest Income                                       $ 17,306,846       $ 8,620,640                       $  25,927,486
                                                                ----------------   -------------                     -------------

EXPENSES: Investment Advisory/Management fee                    $  1,036,092       $   697,414      $(190,000)(a)        1,543,506
          Administration fee                                         372,859                          181,000 (a)          553,859
          Legal fees                                                  21,369                            3,000 (a)           24,369
          Custodian fees                                              21,153                            6,000 (a)           27,153
          Trustees' fees and expenses                                 16,785                              500 (a)           17,285
          Prospectus and shareholders' reports                        12,819                            4,000 (a)           16,819
          Auditing fees                                               11,370                            2,000 (a)           13,370
          Registration fees                                            6,458                                                 6,458
          Shareholder servicing costs                                  3,540                                                 3,540
          Distribution fees (Investor Shares)                             --             7,125         (7,125)(a)               --
          Miscellaneous                                               19,718                                                19,718
                                                                ---------------    --------------  --------------    -------------

               Total Expenses                                      1,522,163           704,539           (625)           2,226,077
                                                                ---------------    --------------  --------------    -------------

          Less- reduction in administration fee due to
          undertaking                                                (71,634)               --          6,180(a)           (65,454)
                                                                ---------------    --------------  --------------    -------------

               Net Expenses                                        1,450,529           704,539          5,555            2,160,623
                                                                ---------------    --------------  --------------    -------------

INVESTMENT INCOME-NET                                             15,856,317         7,916,101         (5,555)          23,766,863
                                                                ------------       --------------  --------------    -------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Net realized gain (loss) on investments                     $  2,845,769         2,493,927                       $   5,339,696
    Net unrealized appreciation (depreciation) on investment      20,355,331         8,683,264                          29,038,595
                                                                ------------       --------------  --------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            23,201,100        11,177,191                          34,378,291
                                                                ------------       ------------    --------------    -------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                            $ 39,057,417       $19,09$,292        $(5,555)          58,145,154
                                                                =============      =============   ==============    =============

(a)  Reflects the adjustment of expenses to be commensurate with those of the combined fund.







                    SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM BOND FUND
--------------

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

         At special meetings of the Boards held on April 26, 2001, the Boards of Trustees/ Directors of MPAM Funds Trust and The Dreyfus/Laurel Funds Inc., each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Disciplined Intermediate Bond Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Inc., the Fund will transfer all of its assets, subject to its liabilities, to MPAM Bond Fund ("MPAM"), a series of MPAM Funds Trust. Shares will be exchanged for a number of MPAM Class shares of MPAM and MPAM Investor Class shares (created prior to Merger) equal in value to the assets less liabilities of the Fund (the "Exchange"). MPAM Class shares of MPAM and Investor Class shares then will be distributed to Fund shareholders on a pro rata basis in liquidation of the Fund.

         The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of MPAM and the Fund at February 28, 2001. The unaudited pro forma statement of operations reflects the results of operations of MPAM and the Fund for the five months ended February 28, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MPAM for pre-combination periods will not be restated. The fiscal year ends are October 31 for the Fund and August 31 for MPAM.

         The pro forma statements of investments, assets and liabilities and operations (MPAM commenced its operations on October 2, 2000, therefore, pro forma financial statements are based on five months) should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at February 28, 2001. Following the proposed merger, the MPAM Bond Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

         Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

NOTE 3--Capital Shares:

         The pro forma net asset value per share assumes the issuance of 22,391,511 shares of MPAM (MPAM Class) and 600,671 shares of MPAM (Investor Class) of Beneficial Interest in connection with the proposed acquisition by MPAM of the Fund. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at February 28, 2001 by the net asset value per share of MPAM Class shares at February 28, 2001 of $12.97. The pro forma combined number of MPAM Class shares outstanding of 72,288,815 consists of the 22,391,511 Restricted shares issuable to the Fund as a result of the merger and the 49,897,304 MPAM Class shares outstanding at February 28, 2001. MPAM Investor Class shares net asset value per share at February 28, 2001 was $12.97 based on MPAM Class shares. The pro forma combined number of MPAM Investor Class shares outstanding consists of the 600,671 Investor shares issuable to the Fund as a result of the merger at February 28, 2001.

NOTE 4--Pro Forma Operating Expenses:

         The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on February 28, 2001. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:
         Merger costs are estimated at approximately $165,000 and are not included in the pro forma statement of operations since these costs are not recurring and are borne by the combined Fund. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consists of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

         Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, MPAM intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

         The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                                                                  April 30, 2001
                         THE DREYFUS/LAUREL FUNDS, INC.
                   DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                            Supplement to Prospectus
                              Dated March 1, 2001

         At a meeting of the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") held on April 26, 2001, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of Dreyfus Disciplined Intermediate Bond Fund (the "Acquired Fund"), and MPAM Funds Trust, on behalf of the MPAM Bond Fund (the "Acquiring Fund"). The Plan provides for the transfer of assets of the Acquired Fund to the Acquiring Fund in a tax-free exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, the distribution of shares of the Acquiring Fund to Acquired fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").

     It is currently contemplated that the shareholders of the Acquired Fund will be asked to approve the Plan on behalf of the Acquired Fund at a special meeting of shareholders to be held on or about September 25, 2001. If the Plan is approved, the Reorganization will become effective on or about October 1, 2001. In anticipation of the Reorganization, effective immediately, the Acquired Fund is closed to any investments for new accounts and effective on or about August 31, 2001 the Acquired Fund will be closed to any investments in any accounts.

         A Proxy Statement/Prospectus with respect to the proposed Reorganization will be mailed prior to the meeting to holders of record of shares of the Acquired Fund on the record date (on or about July 9, 2001). The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-896-8167.

DREYFUS DISCIPLINED
INTERMEDIATE BOND FUND


Seeking investment returns that exceed the Lehman Brothers Aggregate Bond Index by investing in bonds

PROSPECTUS March 1, 2001

                                                                    Dreyfus (TM)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 CONTENTS

                                  THE FUND
----------------------------------------------------

What every investor
should know about            1    Goal/Approach
the fund
                             2    Main Risks

                             3    Past Performance

                             4    Expenses

                             5    Management

                             6    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------
Information for              8    Account Policies
managing your fund
account                     11    Distributions and Taxes

                            12    Services for Fund Investors

                            14    Instructions for Regular Accounts

                            16    Instructions for IRAs

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

 Where to learn more              Back Cover
 about this and other
 Dreyfus funds

                                                                       THE FUND

                                     DREYFUS DISCIPLINED INTERMEDIATE BOND FUND
                       --------------------------------------------------------
                       Ticker Symbols:                    Investor shares DDIBX
                                                        Restricted shares DDIRX

GOAL/APPROACH
-------------

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of total assets in debt securities, such as:

(pound)  U.S. government and agency bonds

(pound)  corporate bonds

(pound)  mortgage-related securities

(pound) foreign corporate and government bonds (up to 20% of total assets)

The fund's investments in debt securities must be investment grade (or deemed of comparable quality by Dreyfus) . Although the portfolio manager may invest in individual bonds with different remaining maturities, the fund's dollar-weighted average maturity is generally between 3 and 10 years.

The manager uses a disciplined process to select securities and manage risk. The manager chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The manager will use other techniques in an attempt to manage market risk and maturity.

INFORMATION ON THE FUND' S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).

Concepts to understand

AVERAGE MATURITY: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.


BOND RATING: a ranking of a bond's quality, based on its ability to pay interest and repay principal. Bonds are rated from a high of "AAA" (highly unlikely to default) through a low of "D" (companies already in default).

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. "AAA" or "Aaa" represents the highest credit rating, "AA/Aa" the second highest, and so on down to D, for defaulted debt. Bonds rated "BBB" or "Baa" or above by nationally recognized rating agencies are considered investment grade.

MAIN RISKS


The fund's principal risks are discussed below. The value of your investment in the fund will go up and down, which means that you could lose money.

INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund' s share price. The longer the fund's maturity and duration, the more its share price is likely to react to interest rates.

CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price.

MARKET RISK. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors.

ILLIQUIDITY. When there is no active trading market for specific types of securities, it can become more difficult to sell an issue. In such a market, the value of such securities and the fund's share price may fall dramatically.


Other potential risks


The fund, at times, may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. The value and interest rates of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate, or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in active trading. This could increase the fund's transaction costs and taxable distributions, lowering its after-tax performance accordingly.


                                                                     The Fund  3

PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgages underlying mortgage pass-through securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. When interest rates rise, the fund's maturity may lengthen due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.


The price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities.


While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to shares of the fund itself.


Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Investor shares from year to year. The table compares the average annual total returns of each of the fund' s share classes to those of the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged, market-weighted index covering the U.S. investment grade fixed-rate bond market. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

                                         2.35    8.97    8.35   -2.10   10.19
--------------------------------------------------------------------------------
   91      92      93      94      95      96      97      98      99      00

INVESTOR SHARES

BEST QUARTER:                                 Q3 '98         +4.13%

WORST QUARTER:                                Q1 '96         -2.25%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00
                                                                         Since
                                                                       Inception

                               1 Year               5 Years            (11/1/95)
--------------------------------------------------------------------------------

INVESTOR SHARES                10.19%               5.44%                5.74%

RESTRICTED SHARES              10.55%               5.71%                6.01%

LEHMAN BROTHERS

AGGREGATE BOND INDEX           11.63%               6.46%                6.84%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/95
IS USED AS THE BEGINNING VALUE ON 11/1/95.

What this fund is --
and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.


                                                                     The Fund  5

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load).
--------------------------------------------------------------------------------

FEE TABLE


                                                            Investor  Restricted
                                                             shares     shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
% OF AVERAGE DAILY NET ASSETS

Management fees                                                0.55%      0.55%

Rule 12b-1 fee                                                 0.25%       none

Other expenses                                                 0.00%      0.00%
--------------------------------------------------------------------------------

TOTAL                                                          0.80%      0.55%
--------------------------------------------------------------------------------

EXPENSE EXAMPLE

                           1 Year         3 Years        5 Years        10 Years
--------------------------------------------------------------------------------

INVESTOR SHARES              $82           $255           $444           $990

RESTRICTED SHARES            $56           $176           $307           $689

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid for distribution and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $158 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Portfolio manager

Daniel J. Fasciano, portfolio manager of Dreyfus and senior portfolio manager of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, has managed the fund since June 1998 and has been a portfolio manager of Dreyfus since October 1995. Mr. Fasciano joined Boston Safe Deposit and Trust Company in 1990. He also is a vice president of Mellon Bank, N.A.


                                                                     The Fund  7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                  YEAR ENDED OCTOBER 31,

INVESTOR SHARES                                             2000           1999           1998           1997           1996*
---------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

Net asset value, beginning of period                        11.92          12.87          12.52          12.29          12.50

Investment operations:

      Investment income -- net                                .72            .70            .72            .74            .71

      Net realized and unrealized gain
      (loss) on investments                                  (.04)          (.79)           .35            .23           (.21)

Total from investment operations                              .68           (.09)          1.07            .97            .50

Distributions:

      Dividends from investment
      income -- net                                          (.73)          (.70)          (.72)          (.74)          (.71)

      Dividends from net realized gain
      on investments                                           --           (.16)            --             --             --

Total distributions                                          (.73)          (.86)          (.72)          (.74)          (.71)

Net asset value, end of period                              11.87          11.92          12.87          12.52          12.29

Total return (%)                                             5.95           (.69)          8.80           8.21           4.18
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                     .80            .80            .80            .80            .79

Ratio of net investment income
to average net assets (%)                                    6.16           5.74           5.68           6.01           5.61

Portfolio turnover rate (%)                                100.49         114.24         106.93         143.91         198.16
--------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                       6,176          2,244          1,438            317            126

* FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

8



                                                                                    YEAR ENDED OCTOBER 31,

RESTRICTED SHARES                                            2000           1999           1998           1997           1996*
--------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                         11.91          12.85          12.52          12.29          12.50

Investment operations:

      Investment income -- net                                 .75            .73            .76            .77            .74

      Net realized and unrealized gain
      (loss) on investments                                   (.03)          (.78)           .32            .23           (.21)

Total from investment operations                               .72           (.05)          1.08           1.00            .53

Distributions:

      Dividends from investment
      income -- net                                           (.76)          (.73)          (.75)          (.77)          (.74)

      Dividends from net realized gain
      on investments                                             --          (.16)            --             --             --

Total distributions                                           (.76)          (.89)          (.75)          (.77)          (.74)

Net asset value, end of period                               11.87          11.91          12.85          12.52          12.29

Total return (%)                                              6.30           (.37)          8.90           8.49           4.45
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                      .55            .55            .55            .55            .55

Ratio of net investment income
to average net assets (%)                                     6.40           5.99           5.95           6.31           6.29

Portfolio turnover rate (%)                                 100.49         114.24         106.93         143.91         198.16
---------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                      302,083        256,477        169,585        108,688         58,466

* FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

                                                                     The Fund  9




                                                                YOUR INVESTMENT

ACCOUNT POLICIES

BUYING SHARES

THE FUND OFFERS TWO SHARE CLASSES -- Investor shares and Restricted shares. Investor shares are offered to any investor. Restricted shares are sold primarily to financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution or to customers who hold shares of the fund distributed to them by such account or relationship. YOU PAY NO SALES CHARGES to invest in this fund. Your price for fund shares is the net asset value per share (NAV) for the class of shares you purchase, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity.

--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

                                                Initial      Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                $2,500       $100
                                                             $500 FOR DREYFUS
                                                             TELETRANSFER
                                                             INVESTMENTS

TRADITIONAL IRAS                                $750         NO MINIMUM

SPOUSAL IRAS                                    $750         NO MINIMUM

ROTH IRAS                                       $750         NO MINIMUM

EDUCATION IRAS                                  $500         NO MINIMUM
                                                             AFTER THE FIRST
                                                             YEAR

DREYFUS AUTOMATIC                               $100         $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund's investments are generally valued by using available market quotations or at fair value, which may be determined by one or more pricing services approved by the fund's board.

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

(pound) if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

(pound) the fund will not honor redemption checks, or process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

--------------------------------------------------------------------------------

LIMITATIONS ON SELLING SHARES BY PHONE

Proceeds
sent by                                   Minimum       Maximum
--------------------------------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

DREYFUS                                   $500          $500,000 FOR JOINT
TELETRANSFER                                            ACCOUNTS
                                                        EVERY 30 DAYS


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

(pound)  requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                             Your Investment  11

General policies

IF YOUR ACCOUNT FALLS BELOW $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes
reasonable    measures    to    verify    the    order.

THE FUND RESERVES THE RIGHT TO:

(pound) refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund' s view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of the fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound)  change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.

DISTRIBUTIONS AND TAXES

THE FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH SHARE CLASS WILL GENERATE a different dividend because each has different expenses.

FUND DIVIDENDS AND DISTRIBUTIONS are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

--------------------------------------------------------------------------------

                        TAXABILITY OF DISTRIBUTIONS

Type of                                    Tax rate for    Tax rate for
distribution                               15% bracket     28% bracket or above
--------------------------------------------------------------------------------

INCOME                                     ORDINARY        ORDINARY
DIVIDENDS                                  INCOME RATE     INCOME RATE

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              8%/10%          18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at right can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket, purchased after December 31, 2000.

                                                             Your Investment  13

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.
                        --------------------------------------------------------

                        For investing

DREYFUS AUTOMATIC                             For making automatic investments
ASSET BUILDER((reg.tm))                       from a designated bank account.

DREYFUS PAYROLL                               For making automatic investments
SAVINGS PLAN                                  through a payroll deduction.

DREYFUS GOVERNMENT                            For making automatic investments
DIRECT DEPOSIT                                from your federal employment,
PRIVILEGE                                     Social Security or other regular
                                              federal government check.

DREYFUS DIVIDEND                              For automatically reinvesting the
SWEEP                                         dividends and distributions from
                                              one Dreyfus fund into another
                                              (not available for IRAs).

--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                                 For making regular exchanges
EXCHANGE PRIVILEGE                            from one Dreyfus fund into
                                              another.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                             For making regular withdrawals
WITHDRAWAL PLAN                               from most Dreyfus funds.


DREYFUS FINANCIAL CENTERS

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

CHECKWRITING PRIVILEGE

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-HOUR AUTOMATED ACCOUNT ACCESS

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.

RETIREMENT PLANS

Dreyfus offers a variety of retirement plans, including traditional, Roth and Education IRAs. Here's where you call for information:

(pound)  for traditional, rollover, Roth and Education IRAs, call 1-800-645-6561

(pound) for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

--------In Writing--------------------------------------------------------------

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387

--------By Telephone------------------------------------------------------------

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Company, with these instructions:
* ABA# 011001234
* DDA# 044210
* the fund name and share class
* your Social Security or tax ID number
* name(s) of investor(s)

   Call us to obtain an account number. Return your application.

--------Automatically-----------------------------------------------------------

WITH AN INITIAL INVESTMENT Indicate on your application which automatic service(s) you want. Return your application with your investment.

WITHOUT ANY INITIAL INVESTMENT (Investor shares only) Check the Dreyfus Step Program option on your application. Return your application, then complete the additional materials when they are sent to you.

--------Via the Internet--------------------------------------------------------

COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.
--------------------------------------------------------------------------------


   TO ADD TO AN ACCOUNT

--------In Writing--------------------------------------------------------------

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105

--------By Telephone------------------------------------------------------------

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Company, with these instructions:
* ABA# 011001234
* DDA# 044210
* the fund name and share class
* your Social Security or tax ID number
* name(s) of investor(s)

ELECTRONIC CHECK Same as wire, but before your account number insert "4970" for Investor shares OR "4980" for Restricted shares.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

--------Automatically-----------------------------------------------------------

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

--------Via the Internet--------------------------------------------------------

     ---------------
--------------------------------------------------------------------------------

   TO SELL SHARES

--------In Writing--------------------------------------------------------------

Write a redemption check OR letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* the share class
* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds P.O. Box 9671
Providence, RI  02940-9671

--------By Telephone------------------------------------------------------------

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

--------Automatically-----------------------------------------------------------

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

-------Via the Internet---------------------------------------------------------

     ---------------
--------------------------------------------------------------------------------


  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                             Your Investment  17

 INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

--------In Writing--------------------------------------------------------------

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O.
Box 6427, Providence, RI 02940-6427

--------By Telephone------------------------------------------------------------

     ---------------

--------Automatically-----------------------------------------------------------

WITHOUT ANY INITIAL INVESTMENT (Investor shares only) Call us to request a Dreyfus Step Program form. Complete and return the form along with your application.

--------Via the Internet--------------------------------------------------------

COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.

--------------------------------------------------------------------------------

   TO ADD TO AN ACCOUNT

--------In Writing--------------------------------------------------------------

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail in the slip and the check (see "To Open an Account" at left).

--------By Telephone------------------------------------------------------------

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Company, with these instructions:
* ABA# 011001234
* DDA# 044210
* the fund name and share class
* your account number
* name of investor
* the contribution year

ELECTRONIC CHECK Same as wire, but before your account number insert "4970" for Investor shares OR "4980" for Restricted shares.

TELEPHONE CONTRIBUTION Call to request us to move money from a regular Dreyfus account to an IRA (both accounts must be held in the same shareholder name).

--------Automatically-----------------------------------------------------------

ALL SERVICES Call us to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

All contributions will count as current year.

--------Via the Internet--------------------------------------------------------

     ---------------

--------------------------------------------------------------------------------

   TO SELL SHARES

--------In Writing--------------------------------------------------------------

Write a redemption check* OR write a letter of instruction that includes:
* your name and signature
* your account number and fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail in your request (see "To Open an Account"  at left).
* A redemption check written for a qualified distribution is not subject to TEFRA.

--------By Telephone------------------------------------------------------------

     ---------------

--------Automatically-----------------------------------------------------------

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

--------Via the Internet--------------------------------------------------------

     ---------------
--------------------------------------------------------------------------------

  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS TRUST COMPANY, CUSTODIAN

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                              Your Investment 19

NOTES

                        For More Information

                        Dreyfus Disciplined Intermediate Bond Fund
                        A series of The Dreyfus/Laurel Funds, Inc.
                        -----------------------------

                        SEC file number:  811-5270

                        More information on this fund is available free upon request, including the following:

                        ANNUAL/SEMIANNUAL REPORT

                        Describes the fund' s performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

                        STATEMENT OF ADDITIONAL INFORMATION (SAI)

                        Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:
================================================================================

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                                  302P0301

Dreyfus
Disciplined Intermediate
Bond Fund

ANNUAL REPORT
October 31, 2000

                                                                     Dreyfus(TM)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 CONTENTS

                                 THE FUND
-----------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Independent Auditors' Report

                                 FOR MORE INFORMATION
-----------------------------------------------------

                                 Back Cover

THE FUND
Dreyfus Disciplined
Intermediate Bond Fund

[HAND ICON]  LETTER FROM THE PRESIDENT
             -------------------------

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Intermediate Bond Fund, covering the 12-month period from November 1, 1999 through October 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Dan Fasciano.

Bond prices were mixed over the 12-month reporting period, with prices of U.S. Treasury securities generally ending the period higher while prices of investment-grade corporate bonds generally ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus Disciplined Intermediate Bond Fund.


/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
November 15, 2000

[MAN ICON]  DISCUSSION OF FUND PERFORMANCE
            ------------------------------

Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2000, the fund's Investor shares produced a total return of 5.95% and approximate income dividends of $0.729 per share. The fund' s Restricted shares produced a total return of 6.30% and approximate income dividends of $0.758 per share.(1) In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 7.30% for the same period.(2)

The fund' s performance lagged that of the Index because the fund invested in a higher proportion of corporate bonds and a lower proportion of U.S. Treasury securities than did the Index. During the period, corporate bonds generally produced more modest returns than U.S. Treasury securities of comparable maturities.

What is the fund's investment approach?

We invest primarily in a mixture of U.S. Government and agency bonds, corporate bonds and mortgage-related securities, generally keeping the portfolio's average maturity between three and 10 years. Compared to U.S. Treasury securities, high-grade corporate bonds generally offer additional yield in return for some credit risk, while mortgage-backed securities generally offer additional yield spreads in exchange for the mortgage holders' right to refinance their mortgages at any time.

What other factors influenced the fund's performance?

In late 1999, the beginning of the reporting period, the fund's emphasis on corporate bonds was actually a positive factor. November and December of 1999 and January 2000 were very strong months for corporate bonds as Y2K, previously thought likely to cause disruptions in the economy, turned out to be a non-event. But two developments offset this initial good news -- a shrinking supply of U.S. Treasury bonds and a slowing economy in 2000.

                                                                  The Fund     3

The supply of U.S. Treasury bonds began shrinking in early 2000 when the federal government announced plans to retire some of these bonds due to the federal budget surplus. In addition to purchasing $30 billion of debt, government officials allowed another $200 billion in bonds to mature without replacing them, which represented an approximate 15% shrinkage in the total amount of the outstanding securities that comprise the Index. According to a Lehman Brothers study, in 1985 U.S. Treasury bonds represented about 50% of all outstanding investment-grade taxable bonds. By 2000, however, that percentage was down to 28%. By 2009, Lehman Brothers projects that U.S. Treasury bonds could represent just 12% of the total taxable bonds outstanding. As with most securities, prices normally rise when supply becomes scarce.

Meanwhile, corporate bonds faced the challenge of a slowing economy in 2000. In such an environment, the fund's decision to focus on high quality corporate bond issuers helped boost our returns. During the reporting period, the Federal Reserve Board (the "Fed" ) raised short-term interest rates a total of 1.25 percentage points, from 5.25% to 6.50%, in an effort to slow the economy and stave off inflation. The Fed was apparently successful. By the third quarter of 2000, gross domestic product (GDP) had fallen to an annual growth rate of 2.7%, about half its rate recorded in each of the first two quarters. With companies reporting lower than expected profits, investors became concerned that some issuers would have less money available to make their bond payments. The challenge was to avoid companies whose creditworthiness would be downgraded by national rating agencies such as Standard & Poor's Rating Services and Moody's Investors Service, Inc.

Another positive factor in the fund's absolute performance was the increased emphasis on mortgage-backed securities, which offered significantly higher yields than U.S. Treasury bonds, as well as AAA credit ratings. While mortgage-backed securities carry a risk of homeowners refinancing at lower interest rates to pay off their mortgages without penalty, we minimized that risk by focusing on what are called "discounted" and "seasoned" mortgage-backed securities. Discounted mortgage-backed securities are those mortgages that were originally financed at lower interest rates, thereby decreasing the likelihood that homeowners would later refinance. In addition, a seasoned security -- one that has been outstanding for several years -- is also less likely to be paid off early since borrowers have already had many chances to refinance and did not do so.

What is the fund's current strategy?

At the end of the reporting period, we believed that yields on high quality corporate bonds were extremely attractive relative to U.S. Treasury securities. As of October 31, an A-rated 10-year corporate bond yielded anywhere from 1.50 to 2.00 percentage points more than U.S. Treasury notes. As a result, we began to shift the fund's allocation toward these securities. In addition, we believed that mortgage-backed securities were attractive, providing yields of about 1.25 to 1.50 percentage points above U.S. Treasury yields. Because of what we believe to be a slowing economy, we continue to focus on discounted mortgage-backed securities that, in our view, provide attractive returns as well as lower risk levels than other types of mortgages.

November 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


                                                                  The Fund     5

FUND PERFORMANCE

Graphic omitted. The table below shows the value of a $10,000 investment as at the end of each stated period.
--------------------------------------------------------------------------------

                       Dreyfus              Dreyfus
                      Disciplined          Disciplined
                     Intermediate         Intermediate          Lehman Brothers
                      Bond Fund            Bond Fund             Aggregate Bond
Period           (Investor Shares)    (Restricted Shares)            Index+
------           -----------------    -------------------       ---------------

11/1/95               10,000                10,000                   10,000
10/31/96              10,418                10,445                   10,585
10/31/97              11,273                11,331                   11,526
10/31/98              12,265                12,340                   12,602
10/31/99              12,180                12,294                   12,669
10/31/00              12,904                13,068                   13,594

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Intermediate Bond Fund Investor Shares and Restricted Shares and the Lehman Brothers Aggregate Bond Index


--------------------------------------------------------------------------------
Average Annual Total Returns AS OF 10/31/00

                              Inception                                 From
                                Date              1 Year              Inception
--------------------------------------------------------------------------------

INVESTOR SHARES                11/1/95             5.95%               5.23%

RESTRICTED SHARES              11/1/95             6.30%               5.50%

(+) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS DISCIPLINED INTERMEDIATE BOND FUND ON 11/1/95 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGED-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

STATEMENT OF INVESTMENTS

October 31, 2000

                                                    Principal
BONDS AND NOTES--97.8%                             Amount ($)        Value ($)
--------------------------------------------------------------------------------
AUTOMOTIVE--2.6%

Ford Motor,
   Notes, 7.45%, 2031                                3,700,000         3,420,058
Hertz,
   Sr. Notes, 8.25%, 2005                            4,500,000         4,631,054

                                                                       8,051,112

BANKING--4.1%

Capital One Financial,
   Notes, 7.25%, 2003                                2,500,000         2,468,850
First Union National Bank of Florida,
   Medium-Term Notes, 6.18%, 2006                    2,250,000(a)      2,132,651
Fleet Financial Group,
   Notes, 6.375%, 2008                               4,250,000         3,944,217
U. S. Bank, N. A.,
   Sub. Notes, 5.7%, 2008                            1,500,000         1,330,346
U. S. Bank N. A. of Minneapolis, MN,
   Sub. Notes, 6.3%, 2008                            3,000,000         2,775,990

                                                                      12,652,054

BROKERAGE--2.2%

Lehman Brothers,
   Notes, 7.36%, 2003                                3,000,000         2,995,203
Merrill Lynch & Co., Ser. B,
   Notes, 7.18%, 2003                                3,675,000         3,689,755

                                                                       6,684,958
COLLATERALIZED MORTGAGE OBLIGATIONS--3.4%

Countrywide Funding,
   Ser. 1994-10, Cl. A5, 6%, 2009                       38,187            37,935
Federal Home Loan Mortgage Corp.,
  Multiclass Mortgage Participation Ctfs., REMIC:
      Ser. 1546, Cl. G, 6.75%, 2021                  8,050,000         7,884,405
      Ser. 1660, Cl. H, 6.5%, 2009                   2,570,000         2,532,637

                                                                      10,454,977


COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.9%

Asset Securitization:
   Ser. 1995-MD IV, Cl. A1, 7.1%, 2029               3,404,144         3,419,003
   Ser. 1997-D4, Cl. A-CS1, 1.538%, 2029
      (Interest Only Obligation)                    10,038,824(b,c)      175,679


                                                               The Fund        7

                                                      Principal
BONDS AND NOTES (CONTINUED)                          Amount ($)        Value ($)
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

GS Mortgage Securities II,
   Ser. 1998-GLII, Cl. A2, 6.562%, 2031              2,500,000         2,415,375

                                                                       6,010,057

ENERGY--.8%

Conoco,
   Sr. Notes, 6.95%, 2029                            2,800,000         2,610,849


FINANCE--3.1%

Ford Motor Credit:
   Notes, 7.375%, 2009                               1,500,000         1,465,875
   Sr. Notes, 5.75%, 2004                            3,000,000         2,862,708
Household Finance,
   Notes, 8%, 2005                                   1,500,000         1,535,843
NYNEX Capital Funding, Ser. B,
   Medium-Term Notes, 8.23%, 2009                    3,500,000         3,645,446

                                                                       9,509,872

FINANCE/ASSET-BACKED CTFS.--2.8%

American Airlines Pass-Through Trusts,
   Ser. 1991-A1, 9.71%, 2007                           887,856           914,918
Chemical Master Credit Card Trust I,
   Ser 1995-3, Cl. A, 6.23%, 2005                    3,000,000         2,977,650
CitiBank Credit Card Master Trust I:
   Ser. 1997-3, Cl. A, 6.839%, 2004                  1,500,000         1,500,473
   Ser. 1999-1, Cl. A, 5.5%, 2006                    3,250,000         3,133,585

                                                                       8,526,626


FOREIGN/YANKEE--5.2%

Deutsche Telekom International Finance,
   Notes, 8.25%, 2030                                3,500,000         3,592,467
Hanson Overseas,
   Sr. Notes, 6.75%, 2005                            1,500,000         1,452,459
Midland Bank,
   Sub. Notes, 7.65%, 2007                           1,500,000(d)      1,539,900
National Australia Bank,
   Sub. Notes, 6.4%, 2007                            4,250,000(b)      4,185,392
National Westminster Bank,
   Sub. Notes, 7.375%, 2009                          3,800,000         3,769,144
Province of Quebec,
   Medium-Term Notes, 7.295%, 2006                     250,000(e)        252,325
Santander Financial Issuances,
   Sub. Notes, 7%, 2006                              1,125,000         1,104,347

                                                                      15,896,034

                                                      Principal
BONDS AND NOTES (CONTINUED)                          Amount ($)         Value($)
--------------------------------------------------------------------------------
INDUSTRIAL--3.3%

Cox Communications,
   Notes, 6.5%, 2002                                 2,750,000         2,719,907
News America Holdings,
   Deb., 8.25%, 2018                                 2,750,000         2,675,346
WMX Technologies,
   Sr. Notes, 7.1%, 2003                             5,050,000(f)      4,875,149

                                                                      10,270,402

INSURANCE--.7%

American General,
   Sr. Notes, 6.625%, 2029                           2,500,000         2,118,858


REAL ESTATE--.9%

EOP Operating,
   Notes, 8.375%, 2006                               2,750,000         2,843,453


RETAIL--.6%

Federated Department Stores,
   Notes, 6.3%, 2009                                 2,250,000         1,893,983


TELECOMMUNICATION--1.2%

Lucent Technologies,
   Deb., 6.45%, 2029                                 2,800,000         2,168,278
WorldCom,
   Sr. Notes, 6.125%, 2001                           1,440,000         1,431,409

                                                                       3,599,687


U. S. GOVERNMENTS--16.1%

U. S. Treasury Bonds:
   5.25%, 2/15/2029                                 11,785,000        10,743,206
   7.875%, 2/15/2021                                 6,250,000         7,606,438
U. S. Treasury Notes:
   5.875%, 11/15/2004                                7,150,000         7,154,791
   6%, 8/15/2009                                     9,000,000         9,096,210
   6.5%, 10/15/2006                                  7,130,000         7,355,165
   6.5%, 2/15/2010                                   4,000,000         4,188,440
   6.625%, 4/30/2002                                 3,500,000         3,527,090

                                                                      49,671,340


U. S. GOVERNMENT AGENCIES--14.1%

Federal Home Loan Banks,
   Notes, 6.75%, 5/1/2002                            7,000,000         7,028,630
Federal Home Loan Mortgage Corp.,
   Notes, 6.875%, 1/15/2005                         11,700,000        11,849,994



                                                               The Fund        9

                                                     Principal
BONDS AND NOTES (CONTINUED)                          Amount ($)        Value ($)
--------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES (CONTINUED)

Federal National Mortgage Association:
   Bonds, 7.25%, 5/15/2030                           3,250,000         3,445,842
   Notes, 6.5%, 4/29/2009                            9,855,000         9,417,162
   Notes, 7.125%, 6/15/2010                          5,500,000         5,680,323
   Notes, 7.3%, 7/19/2005                            6,025,000         6,048,274

                                                                      43,470,225


U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--34.0%

Federal Home Loan Mortgage Corp.:
   5.5%, 9/1/2006                                    6,698,622         6,390,888
   6%, 11/15/2022                                    2,272,308         2,211,194
   6.25%, 11/15/2028                                 2,500,000         2,257,350
   6.5%, 3/1/2029-8/1/2029                          13,178,140        12,688,392
   7%, 10/1/2030                                     8,000,000         7,850,000
   8.5%, 6/1/2018                                    7,475,767         7,791,095

Federal National Mortgage Association:
   6%, 7/1/2030                                      9,834,660         9,229,141
   6.5%, 8/1/2029                                   13,041,810        12,564,871
   7%, 6/1/2009                                      1,177,167         1,176,061
   7.5%, 10/1/2029                                   6,797,378         6,799,486
   8%, 2/1/2013-7/1/2007                             6,609,840         6,744,101

Government National Mortgage Association I:
   6%, 11/15/2008-5/15/2009                          2,150,957         2,095,090
   6.5%, 2/15/2024-5/15/2028                         9,267,165         8,996,360
   7%, 10/15/2023-12/15/2023                         7,121,645         7,066,541
   7.5%, 3/15/2027                                   3,061,750         3,077,060
   8%, 5/15/2007-2/15/2008                           4,776,867         4,898,057
   9%, 12/15/2009                                    2,886,222         2,990,848

                                                                     104,826,535

UTILITIES-TELEPHONE--.8%

AT&T,
   Notes, 6.5%, 2029                                 3,150,000         2,480,701

TOTAL BONDS AND NOTES
   (cost $303,027,160)                                               301,571,723

                                                      Principal
SHORT-TERM INVESTMENTS--1.2%                         Amount ($)        Value ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS;

J P. Morgan Securities, 6.52%
  Dated 10/31/2000, due 11/1/2000 in the
  amount of $3,683,667 (fully collateralized by
  $3,656,000 U.S. Treasury Notes, 5.875%,
  11/15/2004, value $3,855,764)
   (cost $3,683,000)                                 3,683,000         3,683,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $306,710,160)                    99.0%       305,254,723

CASH AND RECEIVABLES (NET)                                1.0%         3,004,354

NET ASSETS                                              100.0%       308,259,077

(a) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 2/15/2036.

(b)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(c)  NOTIONAL FACE AMOUNT SHOWN.

(d) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2025.

(e) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 7/22/2026.

(f) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 8/15/2026.


                                                                 The Fund     11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             306,710,160   305,254,723
Interest receivable                                                    3,968,591
Paydowns receivable                                                       94,007
Other assets                                                               5,013

                                                                     309,322,334
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   145,722
Cash overdraft due to Custodian                                         776,388
Payable for shares of Capital Stock redeemed                            141,147

                                                                      1,063,257
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      308,259,077
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     318,472,234
Accumulated net realized gain (loss) on investments                  (8,757,720)
Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            (1,455,437)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      308,259,077


--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

                                       Investor Shares        Restricted Shares
--------------------------------------------------------------------------------
Net Assets ($)                               6,175,788              302,083,289
Shares Outstanding                             520,141               25,442,338
--------------------------------------------------------------------------------
NET ASSETS VALUE PER SHARE ($)                   11.87                    11.87

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Year Ended October 31, 2000

--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                                      19,882,663

EXPENSES:

Management fee--Note 2(a)                                             1,568,603
Distribution fees (Investor Shares)--Note 2(b)                            9,921
Loan commitment fees--Note 4                                              2,212

TOTAL EXPENSES                                                        1,580,736
INVESTMENT INCOME--NET                                               18,301,927
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (5,392,777)
Net unrealized appreciation (depreciation) on investments            5,371,570
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 (21,207)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,280,720

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                   The Fund   13

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2000              1999
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                         18,301,927          12,997,362
Net realized gain (loss) on investments        (5,392,777)         (3,336,362)
Net unrealized appreciation (depreciation)
   on investments                               5,371,570         (10,412,217)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,280,720            (751,217)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:
Investor Shares                                 (245,854)            (103,206)
Restricted Shares                            (18,144,809)         (12,833,622)

Net realized gain on investments:
lnvestor Shares                                      --               (19,420)
Restricted Shares                                    --            (2,243,985)
TOTAL DIVIDENDS                              (18,390,663)         (15,200,233)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:
Investor Shares                                 4,984,888           2,504,041
Restricted Shares                              93,250,972         124,388,414

Dividends reinvested:
Investor Shares                                    85,639              99,791
Restricted Shares                               5,497,962           6,623,316

Cost of shares redeemed:
Investor Shares                               (1,196,518)          (1,665,390)
Restricted Shares                            (52,975,021)         (28,301,206)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 49,647,922          103,648,966

TOTAL INCREASE (DECREASE) IN NET ASSETS       49,537,979           87,697,516
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                           258,721,098         171,023,582

END OF PERIOD                                 308,259,077         258,721,098
Undistributed investent income--net.                   --              88,736

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2000               1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES
Shares sold                                       426,471             204,113
Shares issued for dividends reinvested              7,299               8,080
Shares redeemed                                  (101,929)           (135,617)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING     331,841              76,576
--------------------------------------------------------------------------------

RESTRICTED SHARES
Shares sold                                     7,953,394          10,113,315
Shares issued for dividends reinvested            469,054             535,682
Shares redeemed                                (4,512,594)         (2,309,550)
NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,909,854           8,339,447


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund   15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2000           1999           1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            11.92          12.87          12.52          12.29         12.50

Investment Operations:
Investment income--net                                            .72            .70            .72            .74           .71
Net realized and unrealized gain
   (loss) on investments                                         (.04)          (.79)           .35            .23          (.21)
Total from Investment Operations                                  .68           (.09)          1.07            .97           .50

Distributions:
Dividends from investment income--net                            (.73)          (.70)          (.72)          (.74)         (.71)
Dividends from net realized
   gain on investments                                             --           (.16)            --             --            --
Total Distributions                                              (.73)          (.86)          (.72)          (.74)         (.71)
Net asset value, end of period                                  11.87          11.92          12.87          12.52         12.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                 5.95           (.69)          8.80           8.21          4.18
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .80            .80            .80           .79
Ratio of net investment income
   to average net assets                                         6.16           5.74           5.68           6.01          5.61
Portfolio Turnover Rate                                        100.49         114.24         106.93         143.91        198.16
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)                           6,176          2,244          1,438            317           126

(a) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

RESTRICTED SHARES                                                2000           1999          1998           1997         1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            11.91          12.85          12.52          12.29         12.50
Investment Operations:
Investment income--net                                            .75            .73            .76            .77           .74
Net realized and unrealized gain (loss)
   on investments                                                (.03)          (.78)           .32            .23          (.21)
Total from Investment Operations                                  .72           (.05)          1.08           1.00           .53

Distributions:
Dividends from investment income--net                            (.76)          (.73)          (.75)         (.77)          (.74)
Dividends from net realized
   gain on investments                                             --           (.16)            --            --             --
Total Distributions                                              (.76)          (.89)          (.75)         (.77)          (.74)
Net asset value, end of period                                  11.87          11.91          12.85         12.52          12.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                 6.30           (.37)          8.90          8.49           4.45
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .55            .55            .55           .55           .55
Ratio of net investment income
   to average net assets                                         6.40           5.99           5.95          6.31          6.29
Portfolio Turnover Rate                                        100.49         114.24         106.93        143.91        198.16
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)                         302,083        256,477        169,585       108,688        58,466

(a) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   The Fund   17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the fund' s distributor. Other differences between the classes include the services offered to and the expenses borne by each class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

                                                                   The Fund   19

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund. At this time, the fund has not completed its analysis of the impact of this accounting change.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,646,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $3,138,000 of the carryover expires in fiscal 2007 and $5,508,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the fund's average daily net assets. Out of



                                                                The Fund      21
its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended October 31, 2000, Investor shares were charged $9,921 pursuant to the Plan, of which $7,718 was paid to DSC.


                                                                The Fund      22

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2000, amounted to $353,073,468 and $278,283,198, respectively.

At  October 31, 2000, accumulated net unrealized depreciation on investments was
$1,455,437,   consisting   of   $2,482,236  gross  unrealized  appreciation  and
$3,937,673 gross unrealized depreciation.

At October 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2000, the fund did not borrow under the Facility.

                                                                   The Fund   23

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel  Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Intermediate Bond Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Intermediate Bond Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP
New York, New York
December 8, 2000

FOR MORE INFORMATION

                        DREYFUS
                        DISCIPLINED INTERMEDIATE BOND FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        TRANSFER AGENT &
                        DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

                        (c) 2000 Dreyfus Service Corporation           302AR0010

Dreyfus
Disciplined Intermediate
Bond Fund

SEMIANNUAL REPORT
April 30, 2001

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                            Dreyfus Disciplined
                                                         Intermediate Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this semiannual report for Dreyfus Disciplined Intermediate Bond Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Dan Fasciano.

High quality bonds generally provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds, such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 14, 2001

DISCUSSION OF FUND PERFORMANCE

Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund's Investor shares produced a total return of 6.00%. The fund's Restricted shares produced a total return of 6.13%.(1) In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 6.22% for the same period.(2)

The fund's competitive performance was primarily a result of its emphasis on bonds that did well in a falling interest-rate environment. In addition, the fund's investments in high quality corporate bonds produced attractive returns as they snapped back from a major sell-off in late 2000.

What is the fund's investment approach?

We invest primarily in a mixture of U.S. Government and agency bonds, corporate bonds and mortgage-related securities, generally keeping the portfolio's weighted average maturity between three and 10 years. Compared to U.S. Treasury securities, high-grade corporate bonds generally offer additional yield in return for some credit risk, while mortgage-backed securities generally offer additional yield spreads in exchange for the mortgage holders' right to refinance their mortgages at any time.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") was very active during the period, cutting short-term interest rates four times in an attempt to stimulate a weakening economy, from 6.5% to 4.5%. Although the Fed does not directly control rates on bonds, yields on most bonds fell when short-term interest rates were reduced.

                                                                  The Fund     3

Because bond prices move in a direction opposite that of interest rates, the period was strong for bonds in general. The fund benefited even more than the general market because of its relatively long duration, a measure of sensitivity to changes in interest rates. Generally, the longer a bond's duration, the more its price changes in response to interest-rate movements.

In addition, short-term interest rates fell much more than long-term rates, positively affecting the fund's performance. For instance, yields on two-year Treasury notes fell from 5.92% to 4.28% during the reporting period. However, the 30-year Treasury bond yield ended the reporting period where it started at 5.78% . As a result, prices of shorter maturity bonds benefited the most from falling interest rates. Most of the fund's holdings mature in less than ten years, so their prices generally rose more than most longer term bonds.

Our emphasis on corporate bonds was also a positive influence on the fund's performance. Corporate bond prices began the period at relatively low levels amid investor concerns about deteriorating credit quality in an economic slowdown. Corporate bonds later saw their prices appreciate when the Fed's actions to stimulate the economy suggested that the economic environment -- and corporate bonds' creditworthiness -- might soon improve.

However, mortgage-backed securities provided mixed performance during the period. During February and March, an increasing number of homeowners refinanced their mortgages, effectively returning principal to holders of mortgage-backed securities. This negatively affected the prices of these types of securities because bondholders were unable to reinvest the returned principal at comparably high rates. However, by April, the rate of refinancing fell sharply, and mortgage-backed securities prices rebounded. The fund focused primarily on discount mortgages -- those with lower prices and lower yields -- because refinancing risk was lower for such securities. Homeowners are less likely to refinance when the rates on their mortgages are already relatively low.

Regarding U.S. Treasury securities, the 30-year bond began the reporting period at a relatively high price because of supply-and-demand factors unique to this area of the market. Therefore, despite the positive influence of falling interest rates, Treasury securities did not perform as strongly as other types of bonds during the period. The fund invested a lower percentage of its assets in U.S. Treasury securities than its benchmark, avoiding much of the relative weakness in this area.

What is the fund's current strategy?

The fund' s current strategy is to invest in bonds that we believe will benefit from a stabilizing economy and flat to slightly rising interest rates. Preliminary figures indicate that the U.S. economy grew at a relatively strong 2% annual rate during the first quarter of 2001, which surprised many Wall Street experts. As a result of our confidence in the economy, we continue to emphasize corporate bonds. In addition, we believe that our emphasis on mortgage-backed securities should contribute positively to returns if, as we expect, interest rates have bottomed.

May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                  The Fund     5

STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--98.0%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS./FINANCE--3.9%

Chemical Master Credit Card Trust I,

   Ser. 1995-3, Cl. A, 6.23%, 2005                                                            3,000,000                3,060,420

CitiBank Credit Card Master Trust I,

   Ser. 1999-1, Cl. A, 5.5%, 2006                                                             3,250,000                3,273,855

MBNA Master Credit Card Trust,

   Ser. 1998-J, Cl. A, 5.25%, 2006                                                            5,000,000                5,028,266

                                                                                                                      11,362,541

AUTOMOTIVE--2.9%

Ford Motor,

   Notes, 7.45%, 2031                                                                         3,700,000                3,614,789

Hertz,

   Sr. Notes, 8.25%, 2005                                                                     4,500,000                4,774,212

                                                                                                                       8,389,001

BANKING--3.7%

BSCH Issuances,

   Sub. Notes, 7.625%, 2010                                                                   1,125,000                1,166,819

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                     2,775,000                2,891,198

Capital One Financial,

   Notes, 7.25%, 2003                                                                         2,500,000                2,519,145

Fleet Financial Group,

   Notes, 6.375%, 2008                                                                        2,775,000                2,752,686

U.S. Bank, N. A.,

   Sub. Notes, 5.7%, 2008                                                                     1,500,000                1,432,323

                                                                                                                      10,762,171

BROADCASTING--1.0%

Clear Channel Communications,

   Sr. Notes, 7.65%, 2010                                                                     2,775,000                2,865,523

BROKERAGE--2.0%

Lehman Brothers Holdings,

   Notes, 7.75%, 2005                                                                         2,775,000                2,895,313

Merrill Lynch & Co.,

   Medium-Term Notes, Ser. B, 6.15%, 2006                                                     2,775,000                2,781,829

                                                                                                                       5,677,142

CABLE TELEVISION--.9%

Time Warner Cos.,

   Gtd. Sr. Notes, 6.95%, 2028                                                                2,775,000                2,562,782

6

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--8.0%

Countrywide Funding,

   Ser. 1994-10, Cl. A5, 6%, 2009                                                                 6,469                    6,448

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC:

      Ser. 1546, Cl. G, 6.75%, 12/15/2021                                                     8,050,000                8,175,781

      Ser. 1552, Cl. H, 6.75%, 11/15/2022                                                     7,500,000                7,549,613

      Ser. 1660, Cl. H, 6.5%, 1/15/2009                                                       2,570,000                2,629,666

      Ser. 2019, Cl. D, 6.5%, 7/15/2021                                                       2,700,000                2,688,640

      Ser. 2218, Cl. A, 6%, 11/15/2022                                                        2,080,666                2,079,886

                                                                                                                      23,130,034

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.0%

Asset Securitization:

   Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                        3,198,649                3,341,853

   Ser. 1997-D4, Cl. A-CS1, 1.535%, 2029

      (Interest Only Obligation)                                                              7,260,858  (a,b)            85,581

GS Mortgage Securities II,

   Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                       2,500,000                2,530,425

                                                                                                                       5,957,859

ELECTRIC POWER--1.0%

Dominion Resources,

   Sr. Notes, Ser. C, 7.6%, 2003                                                              2,775,000                2,884,077

FINANCE--1.7%

Ford Motor Credit,

   Notes, 7.6%, 2005                                                                          2,775,000                2,906,019

Household Finance,

   Notes, 6%, 2004                                                                            2,000,000                2,020,128

                                                                                                                       4,926,147

FOREIGN/GOVERNMENTAL--.5%

United Mexican States,

   Bonds, 9.875%, 2007                                                                        1,400,000                1,508,500

FOREIGN/YANKEE--3.5%

Midland Bank,

   Sub. Notes, 7.65%, 2007                                                                    1,500,000  (c)           1,610,457

National Australia Bank,

   Sub. Notes, 6.4%, 2007                                                                     2,625,000  (a)           2,652,095

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                   2,775,000                2,899,514

                                                                                                                    The Fund     7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN/YANKEE (CONTINUED)

Telefonica Europe,

   Gtd. Notes, 8.25%, 2030                                                                    2,775,000                2,889,319

                                                                                                                      10,051,385

INDUSTRIAL--3.5%

Cox Communications:

   Notes, 6.5%, 2002                                                                          2,750,000                2,784,337

   Notes, 6.75%, 2011                                                                         1,000,000                  975,309

Kellogg's,

   Notes, 6%, 2006                                                                            1,400,000  (d)           1,389,340

WMX Technologies,

   Sr. Notes, 7.1%, 2003                                                                      5,050,000  (e)           5,138,022

                                                                                                                      10,287,008

INSURANCE--.8%

American General,

   Sr. Notes, 6.625%, 2029                                                                    2,500,000                2,300,290

OIL & GAS-2.9%

Coastal,

   Notes, 7.75%, 2010                                                                         2,775,000                2,902,939

Phillips Petroleum,

   Deb., 7%, 2029                                                                             2,775,000                2,660,040

Transocean Sedco Forex,

   Notes, 6.625%, 2011                                                                        2,775,000  (d)           2,752,808

                                                                                                                       8,315,787

REAL ESTATE--1.9%

EOP Operating,

   Notes, 8.375%, 2006                                                                        2,750,000                2,936,849

Liberty Property,

   Sr. Notes, 7.25%, 2011                                                                     2,775,000                2,705,811

                                                                                                                       5,642,660

RETAIL--.7%

Federated Department Stores,

   Notes, 6.3%, 2009                                                                          2,250,000                2,149,513

TELECOMMUNICATION--3.0%

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          2,800,000                1,857,719

Qwest Capital Funding:

   Bonds, 7.75%, 2031                                                                         2,775,000  (d)           2,775,158

   Notes, 7.25%, 2011                                                                         2,600,000  (d)           2,630,069

8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION (CONTINUED)

WorldCom,

   Sr. Notes, 6.125%, 2001                                                                    1,440,000                1,442,766

                                                                                                                       8,705,712

U.S. GOVERNMENTS--14.2%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                          10,285,000                9,372,001

   7.875%, 2/15/2021                                                                            750,000                  919,868

U.S. Treasury Notes:

   5.75%, 8/15/2003                                                                           7,325,000                7,538,744

   5.875%, 11/15/2004                                                                         8,500,000                8,808,040

   6%, 8/15/2009                                                                              1,005,000                1,048,115

   6.5%, 10/15/2006                                                                           9,800,000               10,476,788

   6.5%, 2/15/2010                                                                              325,000                  350,165

   6.625%, 4/30/2002                                                                          2,750,000                2,817,705

                                                                                                                      41,331,426

U.S. GOVERNMENT AGENCIES--10.7%

Federal Home Loan Mortgage Corp.:

   Notes, 5.25%, 1/15/2006                                                                    2,000,000                1,987,934

   Notes, 5.75%, 4/15/2008                                                                    6,000,000                5,993,808

Federal National Mortgage Association:

   Bonds, 7.25%, 5/15/2030                                                                    2,780,000                3,064,450

   Notes, 5.625%, 5/14/2004                                                                   7,500,000                7,623,045

   Notes, 7.125%, 6/15/2010                                                                   5,750,000                6,202,192

   Notes, 7.3%, 7/19/2005                                                                     6,025,000                6,225,307

                                                                                                                      31,096,736

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--28.7%

Federal Home Loan Mortgage Corp.:

   5.5%, 9/1/2006                                                                             6,217,813                6,260,530

   6.5%, 3/1/2031                                                                            12,943,437               12,830,323

   7%, 10/1/2030                                                                              5,060,615                5,111,221

   8.5%, 6/1/2018                                                                             6,849,724                7,213,582

Federal National Mortgage Association:

   6%, 7/1/2030-3/1/2031                                                                     12,236,580               11,846,196

   6.5%, 8/1/2029                                                                             2,994,823                2,969,547

   7%, 6/1/2009                                                                               1,058,377                1,088,467

   8%, 7/1/2007-2/1/2013                                                                      5,808,544                6,029,534

Government National Mortgage Association I:

   6%, 11/15/2008-5/15/2009                                                                   1,966,922                1,989,284

   6.5%, 2/15/2024-5/15/2028                                                                  8,859,498                8,810,264

                                                                                                                     The Fund     9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I (continued):

   7%, 10/15/2023-12/15/2023                                                                  6,590,225                6,692,986

   7.5%, 3/15/2027                                                                            2,770,177                2,840,292

   8%, 5/15/2007-2/15/2008                                                                    4,065,017                4,220,958

   9%, 12/15/2009                                                                             2,552,232                2,709,347

Government National Mortgage Association II,

   6.5%, 4/20/2031                                                                            3,000,000                2,965,290

                                                                                                                      83,577,821

WIRELESS COMMUNICATIONS--.5%

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                    1,400,000  (d)           1,407,169

TOTAL BONDS AND NOTES

   (cost $281,736,627)                                                                                               284,891,284
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party Repurchase Agreement,

  4.4% Dated 4/30/2001, due 5/1/2001 in the

  amount of $3,513,429 (fully collateralized by

  $3,165,000 U.S. Treasury Bonds, 6.875%,

  8/15/2025, value $3,625,646)

   (cost $3,513,000)                                                                          3,513,000                3,513,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $285,249,627)                                                             99.2%              288,404,284

CASH AND RECEIVABLES (NET)                                                                          .8%                2,444,186

NET ASSETS                                                                                       100.0%              290,848,470

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B)  NOTIONAL FACE AMOUNT SHOWN.

(C)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 5/1/2025.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $10,954,544 OR 3.8% OF NET ASSETS.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 8/15/2026.



SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             285,249,627   288,404,284

Receivable for investment securities sold                              5,413,801

Interest receivable                                                    3,653,297

Paydowns receivable                                                      112,623

Other assets                                                                952

                                                                     297,584,957
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates-Note 2                    133,598

Cash overdraft due to Custodian                                         944,072

Payable for investment securities purchased                           5,579,817

Payable for shares of Capital Stock redeemed                             79,000

                                                                      6,736,487
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,848,470
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     292,007,809

Accumulated net realized gain (loss) on investments                 (4,313,996)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              3,154,657
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      290,848,470

NET ASSET VALUE PER SHARE

                                                         Investor    Restricted
                                                           Shares        Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          8,225,533   282,622,937

Shares Outstanding                                        673,025    23,124,756
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.22        12.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Fund     11

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2001 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,098,717

EXPENSES:

Management fee--Note 2(a)                                              825,664

Distribution fees (Investor Shares)--Note 2(b)                           9,146

Loan commitment fees--Note 4                                               991

TOTAL EXPENSES                                                         835,801

INVESTMENT INCOME--NET                                               9,262,916
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              4,443,724

Net unrealized appreciation (depreciation) on investments            4,610,094

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,053,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,316,734

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,262,916          18,301,927

Net realized gain (loss) on investments         4,443,724          (5,392,777)

Net unrealized appreciation (depreciation)
   on investments                               4,610,094           5,371,570

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   18,316,734          18,280,720
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                 (216,518)            (245,854)

Restricted Shares                             (9,046,398)         (18,144,809)

TOTAL DIVIDENDS                               (9,262,916)         (18,390,663)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                                 2,822,421           4,984,888

Restricted Shares                              13,300,876          93,250,972

Dividends reinvested:

Investor Shares                                    65,016              85,639

Restricted Shares                               2,823,568           5,497,962

Cost of shares redeemed:

Investor Shares                               (1,031,130)          (1,196,518)

Restricted Shares                            (44,445,176)         (52,975,021)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (26,464,425)          49,647,922

TOTAL INCREASE (DECREASE) IN NET ASSETS      (17,410,607)          49,537,979
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           308,259,077          258,721,098

END OF PERIOD                                 290,848,470          308,259,077


                                                                   The Fund   13

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)    October 31, 2000
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                       232,508             426,471

Shares issued for dividends reinvested              5,324               7,299

Shares redeemed                                  (84,948)            (101,929)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     152,884             331,841
-------------------------------------------------------------------------------

RESTRICTED SHARES

Shares sold                                     1,089,284           7,953,394

Shares issued for dividends reinvested            231,243             469,054

Shares redeemed                               (3,638,109)          (4,512,594)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (2,317,582)           3,909,854

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2001                               Year Ended October 31,
                                                                    ----------------------------------------------------------------

INVESTOR SHARES                                 (Unaudited)         2000          1999          1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.87         11.92         12.87         12.52          12.29         12.50

Investment Operations:

Investment income--net                                 .36           .72           .70           .72            .74           .71

Net realized and unrealized
   gain (loss) on investments                          .35          (.04)         (.79)          .35            .23          (.21)

Total from Investment Operations                       .71           .68          (.09)         1.07            .97           .50

Distributions:

Dividends from investment
   income-net                                        (.36)         (.73)         (.70)          (.72)         (.74)         (.71)

Dividends from net realize
   gain on investments                                  --           --          (.16)           --             --            --

Total Distributions                                  (.36)         (.73)         (.86)          (.72)         (.74)         (.71)

Net asset value, end of period                       12.22        11.87         11.92          12.87         12.52         12.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  12.10(b)         5.95         (.69)           8.80          8.21          4.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .80(b)          .80          .80             .80           .80           .79

Ratio of net investment income
   to average net assets                           5.92(b)         6.16         5.74            5.68          6.01          5.61

Portfolio Turnover Rate                           68.66(c)       100.49       114.24          106.93        143.91        198.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       8,226        6,176        2,244          1,438            317           126

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   The Fund   15


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2001                                  Year Ended October 31,
                                                                    ---------------------------------------------------------------

RESTRICTED SHARES                               (Unaudited)         2000          1999          1998           1997       1996(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.87         11.91         12.85         12.52          12.29         12.50

Investment Operations:

Investment income--net                                 .37           .75           .73           .76            .77           .74

Net realized and unrealized
   gain (loss) on investments                          .35          (.03)         (.78)          .32            .23          (.21)

Total from Investment Operations                       .72           .72          (.05)         1.08           1.00           .53

Distributions:

Dividends from investment
   income-net                                        (.37)         (.76)         (.73)          (.75)         (.77)         (.74)

Dividends from net realize
   gain on investments                                  --            --         (.16)           --             --            --

Total Distributions                                  (.37)         (.76)         (.89)          (.75)         (.77)         (.74)

Net asset value, end of period                      12.22         11.87         11.91          12.85         12.52         12.29
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  12.36(b)         6.30          (.37)          8.90          8.49          4.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .55(b)          .55           .55            .55           .55           .55

Ratio of net investment income
   to average net assets                           6.18(b)         6.40          5.99           5.95          6.31          6.29

Portfolio Turnover Rate                           68.66(c)       100.49        114.24         106.93        143.91        198.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     282,623      302,083       256,477        169,585       108,688        58,466

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor, and bear a distribution fee. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the fund's distributor, and bear no distribution fee. Other differences between the classes include the services offered to and the expenses borne by each class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                 The Fund     17

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code,


                                                                 The Fund     19
and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,646,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $3,138,000 of the carryover expires in fiscal 2007 and $5,508,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2001, Investor shares were charged $9,146 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2001, amounted to $203,327,842 and $229,188,430, respectively.

At  April  30,  2001, accumulated net unrealized appreciation on investments was
$3,154,657,   consisting   of   $4,972,363  gross  unrealized  appreciation  and
$1,817,706 gross unrealized depreciation.

                                                                 The Fund     21

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2001, the fund did not borrow under the Facility.

Note 5--Subsequent Event:

On April 26, 2001, the Board of Directors approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the fund in a tax free exchange of shares of the MPAM Bond Fund at net asset value.

NOTES

                                                           For More Information

                        Dreyfus
                        Disciplined Intermediate Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  302SA0401

                                MPAM FUNDS TRUST
                                     PART C
                                OTHER INFORMATION


Item 15.  Indemnification

(a) The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, PROVIDED THAT
(i) such Covered Person shall provide security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such

Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

        In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Trust in connection with the registered securities of the Trust, the Trust will not make such indemnification unless (i) the Trust has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Trust shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

        The Trust will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless (i) the Trust shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and (ii) one of the following conditions shall have occurred: (a) such person shall provide security for his undertaking, (b) the Trust shall be insured against losses arising by reason of any lawful advances or (c) a majority of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Item 16.  Exhibits

        (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit
                  (a) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (3)       Not Applicable.

        (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

        (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

        (6) Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers, a division of The Dreyfus Corporation, dated June 14, 2000, is incorporated herein by reference to Exhibit
                  (d) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (7) Distribution Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (e) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (8)       Not Applicable.

        (9) (a) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Boston Safe Deposit and Trust Company, is incorporated herein by reference to Exhibit (g)(1) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (b) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Pre-effective Amendment No.

                  2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (10) (a) Rule 18f-3 Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (11) Opinion and Consent of Kirkpatrick & Lockhart LLP dated June 22, 2001. Filed herewith.

        (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

        (13) (a) Transfer Agent Agreement dated as of June 14, 2000, is incorporated herein by reference to Exhibit 13(a) of the registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

                  (b) Amendment to Transfer Agent Agreement effective March
                  6, 2001, is incorporated herein by reference to Exhibit 13(b) of the registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

                  (c) Form of Amended and Restated Administration Agreement, is incorporated herein by reference to Exhibit (13)(c) of the registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number
                  0000898432-01-500163).

                  (d) Fee Waiver Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (h)(3) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (e) Shareholder Services Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the registration statement, SEC file No. 333-34844, filed on May 9, 2001.

        (14)      Consent of KPMG LLP dated June 19, 2001. Filed herewith.

        (15)      Not Applicable.

        (16) (a) Power of Attorney dated June 20, 2001 incorporated herein by reference to Exhibit 16(a) of the registration statement, on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

                  (b) Power of Attorney dated June 20, 2001 incorporated herein by reference to Exhibit 16(b) of the registration statement, on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

        (17)      Not Applicable.

        Item 17.  Undertakings.

        (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

        As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 21st day of June, 2001.

                                    MPAM FUNDS TRUST
                                    (Registrant)


                                    BY:  /s/ David F. Lamere
                                         -----------------------------
                                         David F. Lamere*, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

          SIGNATURES                        TITLE                 DATE

/s/ David F. Lamere                        President            June 21, 2001
-----------------------------
David F. Lamere*

/s/ Joseph Connolly                        Treasurer            June 21, 2001
-----------------------------
Joseph Connolly*

/s/ Maureen D. McFalls                     Trustee              June 21, 2001
-----------------------------
Maureen D. McFalls*

/s/ Kevin C. Phelan                        Trustee              June 21, 2001
-----------------------------
Kevin C. Phelan*

/s/ Patrick J. Purcell                     Trustee              June 21, 2001
-----------------------------
Patrick J. Purcell*

/s/ Thomas F. Ryan, Jr.                    Trustee              June 21, 2001
-----------------------------
Thomas F. Ryan, Jr.*

*BY:  /s/ Jeff Prusnofsky
      -----------------------------
        Jeff Prusnofsky, Attorney-in-Fact

                                  EXHIBIT INDEX


        (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit
                  (a) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on July 7, 2000.

        (3)       Not Applicable.

        (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

        (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

        (6) Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers, a division of The Dreyfus Corporation, dated June 14, 2000, is incorporated herein by reference to Exhibit
                  (d) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (7) Distribution Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (e) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (8)       Not Applicable.

        (9) (a) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Boston Safe Deposit and Trust Company, is incorporated herein by reference to Exhibit (g)(1) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (b) Custodian Agreement dated as of June 14, 2000, between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (g)(2) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

        (10) (a) Rule 18f-3 Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 1 to the registration statement, SEC File No. 333-34844, filed on May 9, 2001.

        (11) Opinion and Consent of Kirkpatrick & Lockhart LLP dated June 22, 2001. Filed herewith.

        (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

        (13) (a) Transfer Agent Agreement dated as of June 14, 2000, is incorporated herein by reference to Exhibit 13(a) of the registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number
                  0000898432-01-500163).

                  (b) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(a) of the registration statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

                  (c) Form of Amended and Restated Administration Agreement is incorporated herein by reference to Exhibit (13)(c) of the registration statement, on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number
                  0000898432-01-500163).

                  (d) Fee Waiver Agreement dated June 14, 2000, is incorporated herein by reference to Exhibit (h)(3) of Pre-effective Amendment No. 2 to the registration statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (e) Shareholder Services Plan dated as of May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the registration statement, SEC file No. 333-34844, filed on May 9, 2001.

        (14)      Consent of KPMG LLP dated June 19, 2001. Filed herewith.

        (15)      Not Applicable.

        (16) (a) Power of Attorney dated June 20, 2001 incorporated herein by reference to Exhibit 16(a) of the registration statement, on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

                  (b) Power of Attorney dated June 20, 2001 incorporated herein by reference to Exhibit 16(b) of the registration statement, on Form N-14, SEC File No. 333-63652, filed on June 22, 2001 (accession number 0000898432-01-500163).

        (17)      Not Applicable.